SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)
      Fidelity Advisor Series VII

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


FIDELITY ADVISOR OVERSEAS FUND
FIDELITY ADVISOR CONSUMER INDUSTRIES FUND
FIDELITY ADVISOR CYCLICAL INDUSTRIES FUND
FIDELITY ADVISOR FINANCIAL SERVICES FUND
FIDELITY ADVISOR HEALTH CARE FUND
FIDELITY ADVISOR TECHNOLOGY FUND
FIDELITY ADVISOR UTILITIES GROWTH FUND:
FUNDS OF
FIDELITY ADVISOR SERIES VII
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-522-7297
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Overseas Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Growth Fund (the funds) will be held at the office of Fidelity Advisor Series VII (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on September 17, 1997, at 10:45 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a    B    oard of Trustees.
 2. To ratify the selection of Coopers & Lybrand L.L.P. and Price Waterhouse LLP as independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
 5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company.
 6. To adopt a new fundamental investment policy for each fund to permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 7. To approve an amended Management Contract for Overseas Fund.
 8. To approve a new Sub-Advisory Agreement with Fidelity Investments Japan Limited for Overseas Fund.
 9. To amend the Class T Distribution and Service Plan for Overseas Fund.
 10. To approve an agreement and plan providing for the reorganization of Overseas Fund.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 11. To amend Overseas Fund's fundamental investment limitation concerning diversification to exclude investments in other investment companies from the limitation.
12. To amend Overseas Fund's fundamental investment limitation concerning borrowing.
 13. To amend Overseas Fund's fundamental investment limitation concerning the underwriting of securities.
14. To amend Overseas Fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
 The Board of Trustees has fixed the close of business on July 21, 1997 as the record date for the determination of the shareholders of each of the funds and classes entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary

July 21, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
FIDELITY ADVISOR SERIES VII:
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR OVERSEAS FUND
FIDELITY ADVISOR CONSUMER INDUSTRIES FUND
FIDELITY ADVISOR CYCLICAL INDUSTRIES FUND
FIDELITY ADVISOR FINANCIAL SERVICES FUND
FIDELITY ADVISOR HEALTH CARE FUND
FIDELITY ADVISOR TECHNOLOGY FUND
FIDELITY ADVISOR UTILITIES GROWTH FUND
TO BE HELD ON SEPTEMBER 17, 1997
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series VII (the trust) to be used at the Special Meeting of Shareholders of Fidelity Advisor Overseas Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Growth Fund (the funds) and at any adjournments thereof (the Meeting), to be held on September 17, 1997 at 10:45 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 21, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an
anticipated cost of approximately $   123,000     (Overseas Fund),
$   1,500     (Consumer Industries Fund), $   500     (Cyclical Industries
Fund), $   8,000     (Financial Services Fund), $   8,000     (Health Care
Fund), $   10,000     (Technology Fund), and $   2,000     (Utilities
Growth Fund). The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity International Investment Advisors (FIIA) located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment
Advisors (U.K.) Limited (FIIAL U.K.) located at    26 Lovat Lane, London,
    England    EC3R 8LL     are also subadvisers to Overseas Fund.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F. King & Co. may be paid on a per call basis for vote-by-phone solicitations on
behalf of the funds at an anticipated cost of approximately $   12,000
(Overseas Fund), $   150     (Consumer Industries Fund), $   600
    (Cyclical Industries Fund), $   600     (Financial Services Fund),
$   600     (Health Care Fund), $   600     (Technology Fund)   ,     and
$   300     (Utilities Growth Fund). The expenses in connection with
telephone voting will be paid by the funds. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If    a quorum is not present at the Meeting, or if     a quorum is
present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 The following table summarizes the proposals applicable to each class of shares of each fund.
Proposal #   Proposal Description                 Applicable Fund(s) or
                                                  Class(es)

 1.          To elect as Trustees the             Overseas Fund
             12 nominees presented                Consumer Industries Fund
             in proposal 1.                       Cyclical Industries Fund
                                                  Financial Services Fund
                                                  Health Care Fund
                                                  Technology Fund
                                                  Utilities Growth Fund

 2.          To ratify the selection of           Overseas Fund
             Coopers & Lybrand L.L.P              Consumer Industries Fund
             and Price Waterhouse                 Cyclical Industries Fund
             LLP as independent                   Financial Services Fund
             accountants of the trust.            Health Care Fund
                                                  Technology Fund
                                                  Utilities Growth Fund

 3.          To amend the                         Overseas Fund
             Declaration of Trust to              Consumer Industries Fund
             provide voting rights                Cyclical Industries Fund
             based on a shareholder's             Financial Services Fund
             total dollar investment in           Health Care Fund
             a fund, rather than on               Technology Fund
             the number of shares                 Utilities Growth Fund
             owned.

 4.          To amend the Declaration             Overseas Fund
             of Trust to eliminate the            Consumer Industries Fund
             requirement that                     Cyclical Industries Fund
             shareholders be notified in          Financial Services Fund
             the event of an                      Health Care Fund
             appointment of a Trustee             Technology Fund
             within three months of the           Utilities Growth Fund
             appointment.

 5.          To amend the                         Overseas Fund
             Declaration of Trust to              Consumer Industries Fund
             clarify that the Trustees            Cyclical Industries Fund
             may authorize the                    Financial Services Fund
             investment of all of a               Health Care Fund
             fund's assets in another             Technology Fund
             open-end investment                  Utilities Growth Fund
             company.

Proposal #   Proposal Description                 Applicable Fund(s) or
                                                  Class(es)

 6.          To adopt a new                       Overseas Fund
             fundamental investment               Consumer Industries Fund
             policy for the fund that             Cyclical Industries Fund
             would permit it to invest            Financial Services Fund
             all of its assets in                 Health Care Fund
             another open-end                     Technology Fund
             investment company                   Utilities Growth Fund
             managed by FMR or an
             affiliate with substantially
             the same investment
             objective and policies.

 7.          To approve an amended                Overseas Fund
                M    anagement    C    ontract
             for the fund that would
             reduce the management
             fee payable to FMR by
             the fund as FMR's
             assets under
             management increase,
             and to modify the
             performance adjustment
             calculation.

 8.   To approve a new             Overseas Fund
      Sub-Advisory Agreement
      with Fidelity Investments
      Japan Limited (FIJ) to
      provide investment
      advice and research
      services or investment
      management services.

 9.   To approve an amended        Overseas Fund    -     Class T
      Distribution and Service
      Plan for Class T shares
      of the fund that would
      remove from the 12b-1
      fee calculation the
      exclusion of shares
      purchased 144 months
      prior.

 10.   REORGANIZATION: To           Overseas Fund
       approve an agreement
       and plan providing for
       the reorganization of the
       fund from a separate
       series of one
       Massachusetts business
       trust to another
       Massachusetts business
       trust.


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ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

    11.                                              DIVERSIFICATION: To                 Overseas Fund
                                                     amend the diversification
                                                     limitation to exclude
                                                     "securities of other
                                                     investment companies"
                                                     from issuer
                                                     diversification limits.

 12.                                              BORROWING: To amend                 Overseas Fund
                                                  the borrowing limitation
                                                  to require a reduction in
                                                  borrowing if borrowings
                                                  exceed the 33 1/3% limit
                                                  for any reason rather
                                                  than solely because of a
                                                  decline in net assets.

 13.                                              UNDERWRITING. To amend              Overseas Fund
                                                  the fund's fundamental
                                                  investment limitation
                                                  concerning underwriting.

 14.                                              CONCENTRATION: To                   Overseas Fund
                                                  standardize the language
                                                  of the limitation on
                                                  industry concentration
                                                  and modify it to refer to
                                                  "companies with principal
                                                  business activities in the
                                                  same industry" rather
                                                  than "issuers in the same
                                                  industry."

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 Shares of each class of each fund of the trust issued and outstanding as
of May 3   1    , 1997 are indicated in the following table:
Fidelity Advisor Overseas Fund:

 Class A                                         147,618

 Class B                                         1,759,334

 Class T                                         68,390,666

 Institutional Class                             1,891,756

Fidelity Advisor Consumer Industries Fund:

 Class A                                         80,685

 Class B                                         30,762

 Class T                                         463,871

 Institutional Class                             95,940

Fidelity Advisor Cyclical Industries Fund:

 Class A                                         26,230

 Class B                                         10,391

 Class T                                         133,651

 Institutional Class                             84,003

Fidelity Advisor Financial Services Fund:

 Class A                                         338,116

 Class B                                         281,861

 Class T                                         2,789,565

 Institutional Class                             248,997

Fidelity Advisor Health Care Fund:

 Class A                                         326,616

 Class B                                         193,414

 Class T                                         2,841,200

 Institutional Class                             362,657

Fidelity Advisor Technology Fund:

 Class A                                         402,051

 Class B                                         202,095

 Class T                                         3,198,231

 Institutional Class                             163,444

Fidelity Advisor Utilities Growth Fund:

 Class A                                         44,774

 Class B                                         82,511

 Class T                                         468,871

 Institutional Class                             166,230

    To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each class on May 31, 1997 was as follows:
 Advisor Consumer Industries - Class A: National Financial Services Corporation, Boston, MA (13.97%); Sterne, Agee & Leach, Inc., Birmingham, AL (13.40%); FMR Capital, Boston, MA (11.99%); PNC Securities, Pittsburgh, PA (10.14%); A.G. Edwards & Sons, St. Louis, MO (6.71%); First Montauk Securities, Red Bank, NJ (6.23%); Ilicob Sales Corp., Lockport, NY (5.87%).
 Advisor Consumer Industries - Class T: Royal Alliance Assoc., Inc., Birmingham, AL (10.52%); Wise Planning, Hicksville, NY (7.59%); Securities America, Inc., Omaha, NE (6.68%); G. W. & Wade Asset Management, Co., Wellesley, MA (6.06%).
 Advisor Consumer Industries - Class B: FMR Capital, Boston, MA (26.44%); Prudential Securities, New York, NY (13.06%); A.G. Edwards & Sons, St. Louis, MO (7.16%); Royal Alliance Assoc., Inc., Birmingham, AL (6.77%); CFS Brokerage Corp., Minnetonka, MN (6.74%); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (5.45%).
 Advisor Consumer Industries - Institutional Class: FMR Capital, Boston, MA (81.73%); First Hawaiian Bank, Honolulu, HI (9.32%).
 Advisor Cyclical Industries - Class A: FMR Capital, Boston, MA (40.36%); PNC Securities, Pittsburg, PA (18.61%); LNC Equity Sales, Fort Wayne, IN (7.23%); First Montauk Securities, Red Bank, NJ (6.03%); Lewco Securities Corp., New York, NY (5.96%); A.G. Edwards & Sons, St. Louis, MO (5.94%); Prudential Securities, New York, NY (5.25%).
 Advisor Cyclical Industries - Class T: G.W. & Wade Asset Management, Co., Wellesley, MA (18.33%); Royal Alliance Assoc., Inc., Birmingham, AL (15.13%); Dain Bosworth, Inc., Minneapolis, MN (9.15%); FMR Capital, Boston, MA (7.71%).
 Advisor Cyclical Industries - Class B: FMR Capital, Boston, MA (83.24%). Advisor Cyclical Industries - Institutional Class: FMR Capital, Boston, MA
(99.12%).
 Advisor Financial Services - Class A: Prudential Securities, New York, NY (19.93%); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (9.44%); Comerica Bank, Texas, Dallas, TX (6.21%); A.G. Edwards & Sons, St. Louis, MO (5.23%).
 Advisor Financial Services - Class T: Securities America, Inc., Omaha, NE (12.95%); A.G. Edwards & Sons, St. Louis, MO (7.28%); Alpha Equity Research, Inc., Boston, MA (6.97%); Donaldson, Lufkin & Jenrette, New York, NY (5.49%).
 Advisor Financial Services - Class B: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (19.70%); PaineWebber, Inc., Weehawken, NJ (14.51%); Prudential Securities, New York, NY (5.01%).
 Advisor Financial Services - Institutional Class: Charles Schwab and Co., Inc., San Francisco, CA (40.19%); FMR Capital, Boston, MA (32.63%); Sampson Investment Management, Danville, CA (16.65%).
 Advisor Health Care - Class A: A.G. Edwards & Sons, St. Louis, MO (9.05%); PaineWebber, Inc., Weehawken, NJ (7.01%); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (6.40%); Prudential Securities, New York, NY (5.87%); National Financial Services Corporation, Boston, MA (5.57%).
 Advisor Health Care - Class T: Donaldson, Lufkin & Jenrette, New York, NY (9.89%); A.G. Edwards & Sons, St. Louis, MO (8.36%); Alpha Equity Research, Inc., Boston, MA (7.28%); Securities America, Omaha, NE (7.09%).
 Advisor Health Care - Class B: Morgan Keegan, Memphis, TN (13.33%); A.G. Edwards & Sons, St. Louis, MO (8.96%).
 Advisor Health Care - Institutional Class: The H Group, Portland, OR (40.53%); FMR Capital, Boston, MA (22.05%); Charles Schwab and Co., Inc., San Francisco, CA (12.09%); Sampson Investment Management, Danville, CA (9.45%).
 Advisor Overseas - Class A: EQ Financial Consultants, New York, NY (9.19%); Chase Investment Services, New York, NY (6.50%); PaineWebber, Inc., Weehawken, NJ (6.06%).
 Advisor Overseas - Class T: Great West Life/Benefits Corp., Englewood, CO (7.56%); Smith Barney, Inc., New York, NY (7.22%).
 Advisor Overseas - Class B: Royal Alliance Assoc., Inc., Birmingham, AL (6.60%); PaineWebber, Inc., Weehawken, NJ (6.57%); Smith Barney, Inc., New York, NY (6.54%); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (5.71%).
 Advisor Overseas - Institutional Class: First National Bank, Iowa City, IA (24.65%); Bingham, Dana & Gould LLP, Boston, MA (13.34%); First Hawaiian Bank, Honolulu, HI (9.37%); One Valley Bank, N.A., Charleston, WV (5.98%).
 Advisor Technology - Class A: Prudential Securities, New York, NY (16.23%); PaineWebber, Inc., Weehawken, NJ (10.15%); A.G. Edwards & Sons, St. Louis, MO (7.65%); Bear, Stearns Securities Corp., New York, NY (5.13%).
 Advisor Technology - Class T: Donaldson, Lufkin & Jenrette, New York, NY (10.82%); PaineWebber, Inc., Weehawken, NJ (7.17%); Alpha Equity Research, Inc., Boston, MA (5.96%); Securities America, Inc., Omaha, NE (5.93%); A.G. Edwards & Sons, St. Louis, MO (5.10%).
 Advisor Technology - Class B: Morgan Keegan, Memphis, TN (12.52%); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (10.14%).
 Advisor Technology - Institutional Class: FMR Capital, Boston, MA (49.85%); Trimline Research & Management Co., Richmond, VA (19.35%); Sampson Investment Management, Danville, CA (10.67%).
 Advisor Utilities Growth - Class A: FMR Capital, Boston, MA (20.49%); EQ Financial Consultants, New York, NY (9.17%); Howe Barnes Investments, Inc., Chicago, IL (6.28%); Piper Jaffrey & Hopwood, Inc., Minneapolis, MN (6.08%); 1717 Capital Management Company, Newark, DE (5.21%).
 Advisor Utilities Growth - Class T: Omega Securities, Inc., Fort Worth, TX (14.55%); G.W. & Wade Asset Management Co., Wellesley, MA (7.75%); Sunamerica Securities, Inc., Phoenix, AZ (7.46%); FSC Securities, Marietta, GA (6.48%).
 Advisor Utilities Growth - Class B: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (32.44%); PaineWebber, Inc., Weehawken, NJ (16.79%); Vestax Securities, Hudson, OH (13.59%); FMR Capital, Boston, MA (10.49%); A.G. Edwards & Sons, St. Louis, MO (8.50%).
 Advisor Utilities Growth - Institutional Class: FMR Capital, Boston, MA (50.23%); Bank West, Pierre, SD (43.42%); Charles Schwab and Co., Inc., San Francisco, CA (5.31%).
 FMR Capital has advised the trust that for Proposals 1 through 6 contained in this Proxy Statement, it will vote its shares at the Meeting FOR each Proposal. To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.
 Shareholders of record at the close of business on July 21, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
 FOR A FREE COPY OF OVERSEAS FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996, OR THE SEMIANNUAL REPORT FOR THE PERIOD ENDED JANUARY 31, 1997 FOR CONSUMER INDUSTRIES FUND, CYCLICAL INDUSTRIES FUND, FINANCIAL SERVICES FUND, HEALTH CARE FUND, TECHNOLOGY FUND, AND UTILITIES GROWTH FUND, CALL 1-800-843-3001 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT
TO APPROVE PROPOSALS 1 AND 2.        APPROVAL OF PROPOSAL 3 REQUIRES THE
AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF BOTH THE TRUST AND OF EACH FUND OF THE TRUST AND OF EACH CLASS OF A FUND AND, IN THE CASE OF PROPOSALS 4 AND 5 A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSAL 9 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF CLASS T SHAREHOLDERS OF THE FUND. APPROVAL OF PROPOSALS 6 THROUGH 8 AND 10 THROUGH 14 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Advisor Series VII, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Robert M. Gates   ,     William O. McCoy,    and Robert C.
Pozen     all nominees named below are currently Trustees of Fidelity
Advisor Series VII and have served in that capacity continuously since originally elected or appointed. Ralph F. Cox, Phyllis Burke Davis, and Marvin L. Mann were selected by the trust's Nominating and Administration
Committee (see page        ) and were appointed to the Board in November
1991, December 1992, and October 1993, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235.
Except for Robert M. Gates   ,     William O. McCoy,    and Robert C.
Pozen,     each of the nominees is currently a Trustee or General Partner,
as the case may be, of    62     registered investment companies (trusts or
partnerships) advised by FMR. Mr. Gates and Mr. McCoy are currently
Trustees or General Partners, as the case may be, of    48     registered
investment companies    (trusts or partnerships)     advised by FMR.
Effective August 1, 1997, Mr. Pozen will be a Trustee or General Partner, as the case may be of 48 registered investment companies (trusts or partnerships) advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee                   Principal Occupation**                        Year of
(Age)                                                                   Election or
                                                                        Appointmen
                                                                        t

Ralph F. Cox              Management consultant (1994).                 1991
 (65)                     Prior to February 1994, he was
                          President of Greenhill Petroleum
                          Corporation (petroleum
                          exploration and production). Until
                          March 1990, Mr. Cox was
                          President and Chief Operating
                          Officer of Union Pacific
                          Resources Company (exploration
                          and production). He is a Director
                          of Sanifill Corporation
                          (non-hazardous waste, 1993),
                          CH2M Hill Companies
                          (engineering), Rio Grande, Inc.
                          (oil and gas production), and
                          Daniel Industries (petroleum
                          measurement equipment
                          manufacturer). In addition, he is a
                          member of advisory boards of
                          Texas A&M University and the
                          University of Texas at Austin.

Phyllis Burke Davis       Prior to her retirement in                    1992
 (65)                     September 1991, Mrs. Davis
                          was the Senior Vice President of
                          Corporate Affairs of Avon
                          Products, Inc. She is currently a
                          Director of BellSouth
                          Corporation
                          (telecommunications), Eaton
                          Corporation (manufacturing,
                          1991), and the TJX Companies,
                          Inc. (retail stores), and
                          previously served as a Director
                          of Hallmark Cards, Inc.
                          (1985-1991) and Nabisco
                          Brands, Inc. In addition, she is a
                          member of the President's
                          Advisory Council of The
                          University of Vermont School of
                          Business Administration.

Robert M. Gates           Consultant, author, and lecturer              --
 (53)                     (1993). Mr. Gates was Director
                          of the Central Intelligence
                          Agency (CIA) from 1991-1993.
                          From 1989 to 1991, Mr. Gates
                          served as Assistant to the
                          President of the United States
                          and Deputy National Security
                          Advisor.
                          Mr. Gates is currently a Trustee
                          for the Forum For International
                          Policy, a Board Member for the
                          Virginia Neurological Institute,
                          and a Senior Advisor of the
                          Harvard Journal of World Affairs.
                          In addition, Mr. Gates also
                          serves as a member of the
                          corporate board for Lucas Varity
                          PLC (automotive components
                          and diesel engines), Charles
                          Stark Draper Laboratory
                          (non-profit), NACCO Industries,
                          Inc. (mining and manufacturing),
                          and TRW Inc. (original
                          equipment and replacement
                          products).

*Edward C. Johnson        President, is Chairman, Chief                 1968
3d                        Executive Officer and a Director
 (67)                     of FMR Corp.; a Director and
                          Chairman of the Board and of
                          the Executive Committee of
                          FMR; Chairman and a Director
                          of FMR Texas Inc., Fidelity
                          Management & Research (U.K.)
                          Inc., and Fidelity Management &
                          Research (Far East) Inc.

E. Bradley Jones          Prior to his retirement in 1984,              1990
 (69)                     Mr. Jones was Chairman and
                          Chief Executive Officer of LTV
                          Steel Company. He is a Director
                          of TRW Inc. (original equipment
                          and replacement products),
                          Consolidated Rail Corporation,
                          Birmingham Steel Corporation,
                          and RPM, Inc. (manufacturer of
                          chemical products), and he
                          previously served as a Director
                          of NACCO Industries, Inc.
                          (mining and manufacturing,
                          1985-1995)   ,     Hyster-Yale
                          Materials Handling, Inc.
                          (1985-1995   ) and
                             Cleveland-Cliffs Inc. (mining),
                             and as a Trustee of First Union
                             Real Estate Investments.     In
                          addition, he serves as a Trustee
                          of the Cleveland Clinic
                          Foundation,    where he has also
                             been a member of the Executive
                             Committee as well as Chairman
                             of the Board and President,     a
                          Trustee and member of the
                          Executive Committee of
                          University School (Cleveland),
                          and a Trustee of Cleveland
                          Clinic Florida.

Donald J. Kirk            Executive-in-Residence (1995)                 1987
 (64)                     at Columbia University Graduate
                          School of Business and a
                          financial consultant. From 1987
                          to January 1995,
                          Mr. Kirk was a Professor at
                          Columbia University Graduate
                          School of Business. Prior to
                          1987, he was Chairman of the
                          Financial Accounting Standards
                          Board. Mr. Kirk is a Director of
                          General Re Corporation
                          (reinsurance), and he previously
                          served as a Director of Valuation
                          Research Corp. (appraisals and
                          valuations, 1993-1995). In
                          addition, he serves as Chairman
                          of the Board of Directors of the
                          National Arts Stabilization Fund,
                          Chairman of the Board of
                          Trustees of the Greenwich
                          Hospital Association, a Member
                          of the Public Oversight Board of
                          the American Institute of
                          Certified Public Accountants'
                          SEC Practice Section (1995),
                          and as a Public Governor of the
                          National Association of
                          Securities Dealers, Inc. (1996).

*Peter S. Lynch           Vice Chairman and Director of                 1990
 (54)                     FMR (1992). Prior to May 31,
                          1990, he was a Director of FMR
                          and Executive Vice President of
                          FMR (a position he held until
                          March 31, 1991); Vice President
                          of Fidelity Magellan Fund and
                          FMR Growth Group Leader; and
                          Managing Director of FMR Corp.
                          Mr. Lynch was also Vice
                          President of Fidelity Investments
                          Corporate Services (1991-1992).
                          He is a Director of W.R. Grace &
                          Co. (chemicals) and Morrison
                          Knudsen Corporation (engineering
                          and construction). In addition, he
                          serves as a Trustee of Boston
                          College, Massachusetts Eye &
                          Ear Infirmary, Historic Deerfield
                          (1989) and Society for the
                          Preservation of New England
                          Antiquities, and as an Overseer of
                          the Museum of Fine Arts of
                          Boston.

William O. McCoy          Vice President of Finance for the             --
 (63)                     University of North Carolina
                          (16-school system, 1995). Prior to
                          his retirement in December 1994,
                          Mr.        McCoy was Vice Chairman of
                          the Board of BellSouth
                          Corporation (telecommunica   tions,
                             1984) and President of BellSouth
                             Enterprises (1986).     He is currently
                          a Director of Liberty Corporation
                          (holding compan   y, 1984),     Weeks
                          Corporation of Atlanta (real
                          estate, 1994), Carolina Power
                          and Light Company (electric utility,
                          1996), and the Kenan Transport
                          Co. (1996). Previously, he was a
                          Director of First American
                          Corporation (bank holding
                          company, 1979-1996). In addition,
                                 Mr. McCoy serves as a member
                          of the Board of Visitors for the
                          University of North Carolina at
                          Chapel Hill (1994) and for the
                          Kenan   -    Flager Business School
                          (University of North Carolina at
                          Chapel Hil   l, 1988    ).

Gerald C. McDonough       Chairman of G.M. Management                   1989
 (68)                     Group (strategic advisory
                          services). Prior to his retirement
                          in July 1988, he was Chairman
                          and Chief Executive Officer of
                          Leaseway Transportation Corp.
                          (physical distribution services).
                          Mr. McDonough is a Director of
                          Brush-Wellman Inc. (metal
                          refining), York International
                          Corp. (air conditioning and
                          refrigeration), Commercial
                          Intertech Corp. (hydraulic
                          systems, building systems, and
                          metal products, 1992), CUNO,
                          Inc. (liquid and gas filtration
                          products, 1996), and Associated
                          Estates Realty Corporation (a
                          real estate investment trust,
                          1993).
                          Mr. McDonough served as a
                          Director of ACME-Cleveland
                          Corp. (metal working,
                          telecommunications, and
                          electronic products) from
                          1987-1996.

Marvin L. Mann            Chairman of the Board,                        1993
 (64)                     President, and Chief Executive
                          Officer of Lexmark International,
                          Inc. (office machines, 1991).
                          Prior to 1991, he held the
                          positions of Vice President of
                          International Business Machines
                          Corporation ("IBM") and
                          President and General Manager
                          of various IBM divisions and
                          subsidiaries. Mr. Mann is a
                          Director of M.A. Hanna
                          Company (chemicals, 1993) and
                          Infomart (marketing services,
                          1991), a Trammell Crow Co. In
                          addition, he serves as the
                          Campaign Vice Chairman of the
                          Tri-State United Way (1993) and
                          is a member of the University of
                          Alabama President's Cabinet.

   *Robert C. Pozen          Senior Vice President (effective              --
    (51)                     August 1, 1997), President and
                             a Director of FMR; and
                             President and a Director of FMR
                             Texas Inc. (1997), Fidelity
                             Management & Research (U.K.)
                             Inc. (1997), and Fidelity
                             Management & Research (Far
                             East) Inc. (1997). Previously, Mr.
                             Pozen served as General
                             Counsel, Managing Director, and
                             Senior Vice President of FMR
                             Corp.

Thomas R. Williams        President of The Wales Group,                 1989
 (6   9    )              Inc. (management and financial
                          advisory services). Prior to retiring
                          in 1987,
                          Mr. Williams served as Chairman
                          of the Board of First Wachovia
                          Corporation (bank holding
                          company), and Chairman and
                          Chief Executive Officer of The
                          First National Bank of Atlanta and
                          First Atlanta Corporation (bank
                          holding company). He is currently
                          a Director of BellSouth
                          Corporation (telecommunications),
                          ConAgra, Inc. (agricultural
                          products), Fisher Business
                          Systems, Inc. (computer
                          software), Georgia Power
                          Company (electric utility), Gerber
                          Alley & Associates, Inc.
                          (computer software), National Life
                          Insurance Company of Vermont,
                          American Software, Inc., and
                          AppleSouth, Inc. (restaurants,
                          1992).


_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of May    31    , 1997, the nominees and officers of the trust owned,
in the aggregate, less than    1%     of the funds' outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and seven non-interested Trustees, met eleven times during the twelve months ended October 31, 1996. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Mr. Kirk (Chairman) and Mrs. Davis are members of the
committee.    If elected, it is anticipated that Mr. McCoy and Mr. Gates
will be members of the committee.     The committee oversees and monitors
the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended October 31, 1996, the committee held four meetings.
        The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones, and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent Trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested Trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent Trustees. The committee in the first instance monitors compliance with, and acts as the administrator of, the provisions of the code of ethics applicable to the independent Trustees. During the twelve months ended October 31, 1996, the committee held four meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 The following table sets forth information describing the compensation of each Trustee or Member of the Advisory Board of each fund for his or her
services as trustee for the fiscal year ended October 31, 1996    or the
calendar year ended December 31, 1996, as applicable    .
COMPENSATION TABLE



AGGREGATE    J. Gary                   Ralph     Phyllis    Richard J.                            Edward C.           E. Bradley
COMPENSATION Burkhead(double dagger)   F. Cox    Burke      Flynn(double dagger)(double dagger)   Johnson             Jones
FROM A FUNDA                                     Davis                                            3d(double dagger)

Consumer
Industries*  $ 0                       $ 7       $ 7        $ 0                                   $ 0                 $ 7

Cyclical
Industries*   0                         7         7          0                                     0                   7

Financial
Services*     0                         9         9          0                                     0                   9

Health Care*  0                         16        16         0                                     0                   16

Overseas**,B  0                         322       310        394                                   0                   313

Technology*   0                         16        16         1                                     0                   16

Utilities
Growth*       0                         12        12         0                                     0                   12

TOTAL         0                         137,70    134,700    168,000                               0                   134,700
COMPENSATION                           0
FROM THE FUND
COMPLEX+,A





AGGREGATE    Donald     Peter S.               William           Gerald    Edward                           Marvin L.    Thomas
COMPENSATION J. Kirk    Lynch(double dagger)   O.                C.        H.                               Mann         R.
FROM A FUNDA                                   McCoy             McDono    Malone                                        Williams
                                               (double
                                               dagger)
                                               (double
                                               dagger)
                                               (double
                                                dagger)          ugh       (double dagger)(double dagger)

Consumer
Industries*  $ 7        $ 0                    $ 0               $ 8       $ 0                              $ 7          $ 7

Cyclical
Industries*  7          0                      0                 8         0                                7            7

Financial
Services*    9          0                      0                 11        0                                9            9

Health
Care*        16         0                      0                 20        0                                16           16

Overseas**,B 316        0                      156               314       315                              315          317

Technology*  16         0                      0                 20        1                                16           16

Utilities
Growth*      12         0                      0                 15        0                                12           12

TOTAL        136,200    0                      85,333            136,20    136,20                           134,70       136,20
COMPENSATION                                                     0         0                                0            0
FROM THE FUND
COMPLEX+,A


* Estimated for the fiscal year ending July 31, 1997.
** Fiscal year ended October 31, 1996.
(double dagger) Interested Trustees of each fund are compensated by FMR. (double dagger)(double dagger) Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
(double dagger)(double dagger)(double dagger) During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the
Advisory Board of    the     trust.
     J. Gary Burkhead serves on the Board of Trustees through August 1, 1997 and, effective August 1, 1997, will serve as a Member of the Advisory Board of the trust.
+ Information is for the calendar year ended December 31, 1996 for 235 funds in the complex.
A Compensation figures include cash, and may include amounts
   required     to be deferred, a pro rata portion of benefits accrued
under the retirement program for the period ended December 30, 1996 and required to be deferred, and amounts deferred at the election of Trustees. B The following amounts are required to be deferred by each non-interested
Trustee, most of which is subject to vesting: Ralph F. Cox, $   13    ,
Phyllis Burke Davis, $   13    , Richard J. Flynn, $   0    , E. Bradley
Jones, $   13    , Donald J. Kirk, $   13    , William O. McCoy, $0, Gerald
C. McDonough, $   13    , Edward H. Malone, $   13    , Marvin L. Mann,
$   13    , and Thomas R. Williams, $   13    .
 Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
    Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity Funds including funds in each major investment discipline and representing a majority of Fidelity assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in the Reference Funds under the Plan without shareholder approval.
 As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection
with the termination of the retirement program, each then   -    existing
non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested
Trustees' Plan accounts are subject to vesting    and are treated as though
equivalent dollar amounts had been invested in shares of the the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the
investment performance of the Reference Funds    . The termination of the
retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
    As of May 31, 1997, the Trustees and officers of each fund owned, in the aggregate, less than 1% of the funds' outstanding shares.
2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AND PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firms of Coopers & Lybrand L.L.P. and Price Waterhouse LLP have been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Coopers & Lybrand L.L.P. has been selected to serve as the independent accountant for Consumer Industries Fund, Cyclical Industries Fund, Financial Services Fund, Health Care Fund, Technology Fund, and Utilities Growth Fund and Price Waterhouse LLP has been selected to serve as the independent accountant for Overseas Fund. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand L.L.P. and Price Waterhouse LLP have advised the trust that it has no direct or material indirect ownership interest in the trust.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand L.L.P. and Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Overseas Fund, Consumer Industries Fund, Cyclical Industries Fund, Financial Services Fund, Health Care Fund, Technology Fund, and Utilities Growth Fund are funds of Fidelity Advisor Series VII, an open-end management investment company organized as a Massachusetts business trust. Currently, there are seven funds in the trust. Shareholders of each class vote separately on matters concerning only that class. Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. In
the case where a trust has several series or funds,    such as     Fidelity
Advisor Series VII, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds generally diverge over time. In the case where a fund has more than one class, voting rights may have become disproportionate because the NAV of the separate classes of a fund may also diverge over time. The Staff of the Securities and Exchange Commission (SEC) has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The table below shows a hypothetical example of this.
Fund   Net Asset Value   $1,000
                         investment in
                         terms of
                         number shares

A      $ 10.00            100.000

B      $ 7.57             132.100

C      $ 10.93            91.491

D      $ 1.00             1,000.00

 For example, Fund D shareholders would have ten times the voting power of Fund A shareholders, because a $1,000 investment in Fund D would buy ten times as many shares as a $1,000 investment in Fund A. Accordingly, a one-share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and which is the result with respect to a typical corporation where each voting share generally has an equal market price.
 On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. Similarly, on matters affecting a fund as a whole, where each class of the fund is required to vote separately on an issue, shareholders who own shares of a class with a lower NAV than other classes in the funds would be giving the shareholders of the other classes more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue and on matters affecting only one class, only shareholders of that class vote on the issue. In these instances, under both the current Declaration of Trust and an amended Declaration of Trust, all shareholders of the fund or class would have the same voting rights, since the NAV is the same for all shares in a single fund or class.
 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 sets forth the method of calculating voting rights for all shareholder votes for the
trust. If approved, Article VIII, Section 1        will be amended as
follows (material to be added is underlined and material to be deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 1. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled
to vote thereon. [Each whole Share shall be entitled to one vote    as
    to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] ((A Shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.)) There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of Trust to be taken by Shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amendment will become effective upon shareholder approval. If the proposal is not approved by the shareholders of trust,
Article VIII, Section 1 of the Declaration of Trust will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion, see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the holders of the outstanding voting securities of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. The current Declaration of Trust also requires shareholder notification within three months of such an appointment.
 The Trustees recommend that shareholders of the trust vote to eliminate the notification requirement from the trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed].
ARTICLE IV
THE TRUSTEES
RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amendment will become effective upon shareholder approval. If the proposal is not approved by the shareholders of trust,
Article IV, Section 4 of the Declaration of Trust will remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment
company        ("Master Feeder Fund Structure"). The purpose of a Master
Feeder Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Master Feeder Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, the Declaration of Trust and the funds'
policies do not allow for such investments. Proposal    6     on page
     seeks the approval of each fund's shareholders to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Master Feeder Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with an
equity fund with low minimums designed for retail investors. Th   e
structure    in this example     allows several Feeder Funds with
substantially the same objective but different distribution and servicing features to combine their investments and manage them as one Master Fund instead of managing them separately. The Feeder Funds combine their investments by investing all of their assets in one Master Fund. (Each Feeder Fund invested in a single Master Fund retains its own characteristics, but is able to achieve operational efficiencies by investing together with the other Feeder Funds in the Master Feeder Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a Master Fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Master Feeder Fund Structure is permitted under the
fund's investment policies (see Proposal    6    ), if they determine that
a Master Feeder Fund Structure is in the best interest of a fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to each fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Master Feeder Fund Structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Master Feeder Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Master Feeder Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as
follows: (material to be added is ((underlined   )))    :
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have the power and authority:
 (((t) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;"))
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amendment will become effective upon shareholder approval. If the proposal is not approved by the shareholders of trust,
   Article V, Section 1     of the Declaration of Trust will remain
unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND    TO
    PERMIT EACH FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of each fund approve, the adoption of a new fundamental investment policy that would permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Master Feeder Fund Structure"). The purpose of the Master Feeder Fund Structure would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single "master" fund. In order to implement a Master Feeder Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy. Proposal 5, proposes to amend the Declaration of Trust to allow the Trustees to authorize the conversion to a Master Feeder Fund Structure when permitted by each fund's policies. This proposal would add a fundamental policy for each fund that permits a Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that each fund should invest in a Master Fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent each fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each fund's assets to be invested in a single Master Fund, without a further vote of shareholders. The Trustees will authorize such an investment only if they determine that action to be in the best interests of each fund and its shareholders and if, upon advice of counsel, they
determine that the investment will not have material adverse    tax
    consequences to each fund. Approval of Proposal 5 provides the Trustees with explicit authority to approve a Master Feeder Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would not apply to permit the investment in a Master Fund managed by FMR or its affiliates or successor. These policies include Overseas Fund's limitations on investing more than 5% of total assets in a single issuer or more than 25% of assets in a single industry, purchasing the securities of other investment companies, and purchasing more than 10% of the outstanding securities of a single issuer, and for each fund, its policy on underwriting securities.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Master Feeder Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Master Fund, except that the assets of each fund would be managed as part of a larger pool. Were each fund to invest all of its assets in a Master Fund, it would hold only a single investment security, and the Master Fund would directly invest in individual securities pursuant to its investment objective. The Master Fund would be managed by FMR or an affiliate, such as FMR Texas, Inc. in the case of a money market fund. The Trustees would retain the right to withdraw each fund's investments from a Master Fund at any time and would do so if the Master Fund's investment objective and policies were no longer appropriate for each fund. Each fund would then resume investing directly in individual securities as it does currently. Whenever a Feeder Fund is asked to vote at a shareholder meeting of the Master Fund, the Feeder Fund will hold a meeting of its shareholders if required by applicable law or the Feeder Fund's policies to vote on the matters to be considered at the Master Fund shareholder meeting. The fund will cast its votes at the Master Fund meeting in the same proportion as the fund's shareholders voted at their meeting.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing each fund's assets in a Master Fund only if they determine that pooling is in the best interests of each fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to each fund or its shareholders. In determining whether to invest in a Master Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Master Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR may benefit from the use of a Master Feeder Fund Structure if overall assets under management are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If a fund's investment in a Master Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Master Feeder Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Master Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective
   when the disclosure is revised to reflect the change    . If the
proposal is not approved by the shareholders of a fund, that fund's current fundamental investment policies will remain unchanged with respect to potential investment in Master Funds.
7. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR OVERSEAS FUND.
 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies several aspects of the management fee that FMR receives from the fund for managing its investments and business affairs.
 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.45%. The Basic Fee rate for the fund's fiscal year ended October 31, 1996 (not including the fee amendments discussed below) was 0.7630%.
 The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the Morgan Stanley Capital International Europe, Australasia, Far East Index (the Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms the Index by more than ten percentage points.
 The fund currently has four separate classes of shares, each with different expenses and different performance. Although the Present Contract does not specify how the performance of the various classes should be taken into account, FMR has voluntarily used the return of the class with the worst performance when comparing the fund and the Index. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation. Under the present contract, the Performance Adjustment for the fund's fiscal year ended October 31, 1996 equaled 0.0207% of the fund's average net assets for the year.
 PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $210 billion, (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than the nearest 1.00%, and (3) specify that, in calculating the Performance Adjustment, the fund's performance would equal the asset-weighted average return of all classes. The impact of these changes is summarized briefly in the following paragraphs, and the changes are discussed in detail in the remainder of the proposal.
 IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under
management ($   482     billion as of May 1997), the changes to the Group
Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and the Fund has paid lower management fees as a result. For the fund's fiscal year ended October 31, 1996, the management fee using the proposed Group Fee reductions (including the Performance Adjustment) was 0.7347% of the Fund's average net assets. The Group Fee reductions lowered the management fee rate by 0.0076% of the fund's average net assets for the year compared to the rate FMR was entitled to receive under the Present Contract (0.7423%).
 IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. During fiscal 1996, the 36-month return of all classes relative to the Index (as proposed to be calculated) averaged approximately 0.83 percentage points better than the return of the worst-performing class on average. The changes to the Performance Adjustment would have increased the management fee rate by 0.0095% of the fund's average net assets for the year.
 COMBINED EFFECT OF FEE CHANGES. In the 1996 fiscal year, the Group Fee
reductions would have    mostly     offset the changes to the Performance
Adjustment   ,     resulting in a 0.0019% increase in the total management
fee. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down. Basing fund performance on the return of all classes rather than the worst-performing class will either increase the management fee or leave it unchanged, depending on the relative performance and assets of each class of the fund.
 PRESENT AND AMENDED CONTRACTS. FMR is the fund's investment adviser pursuant to a management contract dated January 1, 1993, which was approved by shareholders on December 1, 1992. (For information on FMR, see the section entitled "Activities and Management of FMR," on page .) A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 1 on page . Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract," on page .) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually as above.
 MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $210 billion or less. Above $210 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.
 The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add ten new, lower breakpoints applicable when group assets are above $210 billion. (For an explanation of how the Group Fee Rate is used to calculate the management fee see the section entitled "Present Management Contract" on page .)
GROUP FEE    RATE     BREAKPOINT   S
Average Group   Present    Group          Amended
Assets          Contract   Assets         Contract
($ billions)               ($ billions)

Over 174        .3000%     174-210        .3000%

                           210-246        .2950%

                           246-282        .2900%

                           282-318        .2850%

                           318-354        .2800%

                           354-390        .2750%

                           390-426        .2700%

                           426-462        .2650%

                           462-498        .2600%

                           498-534        .2550%

                           Over 534       .2500%

 The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contract" on page .)
   EFFECTIVE     GROUP FEE RATES
Group          Present     Amended
Assets         Contract*   Contract
($ billions)

150            .3371%      .3371%

200            .3284%      .3284%

250            .3227%      .3219%

300            .3190%      .3163%

350            .3162%      .3113%

400            .3142%      .3067%

450            .3126%      .3024%

500            .3114%      .2982%

550            .3103%      .2942%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $210 billion in 1993, 1994 and 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996.
Group assets for May 1997 were approximately $   482     billion.
 MODIFICATIONS TO PERFORMANCE ADJUSTMENT    -     ROUNDING METHOD. The
annual Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index over a 36-month performance period. Under the Present Contract, the investment performance of both the fund and the Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.) Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This will produce more precise performance comparisons and, therefore, reduce the chances of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.
 MODIFICATIONS TO PERFORMANCE ADJUSTMENT    -     WEIGHTED AVERAGE CLASS
PERFORMANCE. The Performance Adjustment is based on a comparison of the performance of the fund (excluding sales charges, but including other expenses) to the performance of the Index. Because each class of the fund has different expenses, and therefore different performance, it is necessary to choose how the different classes will be taken into account when calculating the performance of the fund as a whole.
 When the Present Contract was adopted in 1992, the fund had one class of shares: Class T. The contract did not contemplate the introduction of additional classes, and does not specifically require that their performance be taken into account. However, as additional classes have been added to the fund, FMR voluntarily has based the fund's investment performance on the return of the class with the lowest performance, taking into account the return of Class A, Class B, and the Institutional Class, as applicable, in addition to Class T shares.
 Class A, Class B, and Class T shares all pay distribution costs in the form of sales charges and distribution fees. Although sales charges are excluded from the performance calculation, distribution fees are included and tend to lower performance. Class B shares generally pay higher distribution fees than Class A and T shares. As a result, Class B shares have tended to have the lowest performance for purposes of the performance calculation (even though they may outperform other classes after sales charges) since their introduction in 1995, and have generally been used to represent the investment performance of the fund as a whole. Class B shares, however, represented less than 5% of the fund's assets as of the end of October 1996. In effect, therefore, the current Performance Adjustment calculation omits the performance of over 95% of the fund.
 Under the Amended Contract, the performance of the fund would be represented by the average performance of all classes of the fund, weighted according to their average assets for each month. For example, if Class B shares represented 15% of the fund's assets, Class B's performance would represent 15% of the fund's performance. FMR believes this is a fairer means of calculating the performance of the fund and will avoid distortions that currently may arise from differing class-level expenses.
 A performance adjustment is meant to unite the interests of the investment adviser and the shareholders in achieving performance superior to the Index. Regardless of the number of classes of shares of a fund, the investment adviser is managing a single portfolio and is providing the same investment management services to each class; thus, in FMR's view,
calculation of the performance fee should    be based on the investment
performance of the fund using the asset-weighted performance of all classes (rather than the investment performance of a single class), reflecting the
dollar-weighted average expenses paid by shareholders    .
 The Performance Adjustment is calculated monthly, based on the relative performance of the fund and the Index for the latest 36 months. For the 12 monthly Performance Adjustment calculations during 1996, the asset-weighted average performance of all classes relative to the Index (including the more precise rounding method discussed above) was approximately 0.83 percentage points better than the return of the worst-performing class on average. FMR would have been entitled to a higher Performance Adjustment rate (or a smaller negative Performance Adjustment rate) of approximately 0.0167% under the Amended Contract. The Performance Adjustment rate is multiplied by the fund's average net assets for the 36-month performance period, not by the fund's current assets, to determine the dollar amount of the Performance Adjustment. Because the current assets of the fund during 1996 were higher than their average over the preceding two years (reflecting growth in the fund's size), the 0.0167% increase in the Performance Adjustment rate would have represented a management fee increase of 0.0095% of average assets for 1996. Most of this increase would have been offset by the 0.0076% management fee reduction resulting from the changes to the Group Fee.
    Although the combined effect of the fee changes is impossible to predict, the changes to the Performance Adjustment may have a greater impact in the future than in the 1996 fiscal year. Class B shares bear distribution and service fees that are currently approximately 0.50% higher (as an annual percent of net assets) than the average for the other classes of the fund. If Class B shares return 0.50% per year less than the asset weighted average of all classes of the fund (or approximately 1.50% less over a 36-month performance period), the Performance Adjustment rate calculated based on the asset-weighted performance of all classes of the fund could be approximately 0.03% higher than a rate based on the performance of Class B alone. As noted above, however, FMR is not obligated to base the fund's performance on the worst-performing class under the Present Contract but has done so voluntarily in the absence of specific guidance under the contract's terms.
 COMPARISON OF MANAGEMENT FEES. The following table compares the fund's management fee for the 1996 fiscal year under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) to the management fee the fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.
             Present Contract          Amended Contract          Difference



                    $                   %                 $                   %                 $                  %


   Basic Fee            7,111,484           0.7630            7,041,036           0.7554            (70,448)           (0.0076

                                                                                                                      )


   Performan            (193,260)           (0.0207           (104,517)           (0.0112           88,743             0.0095

   ce                                      )                                     )

   Adjustment


   Total                6,918,224           0.7423            6,936,519           0.7442            18,295             0.0019



 If the Amended Contract is approved, FMR will calculate the performance adjustment using asset-weighted average performance for the entire 36-month performance period beginning with the first full month following shareholder approval.
 The following tables provide data concerning each class' management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 1996 under the Present Contract (not including FMR's voluntary implementation of Group Fee reductions) and if the Amended Contract had been in effect during the same period.
 The following figures are based on historical expenses adjusted to reflect current fees of Class A, Class B, Class T, and Institutional Class shares of the fund and are calculated as a percentage of average net assets of each class.
COMPARATIVE FEE TABLE
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
CLASS A:
                                 Present            Amended Contract
                                 Contract

Management Fee                    0.74%              0.74%

12b-1 Fee                         0.25%              0.25%

Other Expenses                    0.51%   [A]        0.51%   [A]

Total Fund Operating Expenses*    1.50%              1.50%

CLASS B:
                                 Present         Amended Contract
                                 Contract

Management Fee                    0.74%           0.74%

12b-1 Fee                         1.00%           1.00%

Other Expenses                    0.6   3    %    0.6   3    %

Total Fund Operating Expenses*    2.   37    %    2.   37    %

CLASS T:
                                 Present         Amended Contract
                                 Contract

Management Fee                    0.74%           0.74%

12b-1 Fee                         0.50%           0.50%

Other Expenses                    0.   37    %    0.   37    %

Total Fund Operating Expenses*    1.6   1    %    1.6   1    %

INSTITUTIONAL CLASS:
                                 Present         Amended Contract
                                 Contract

Management Fee                    0.74%           0.74%

12b-1 Fee                        None            None

Other Expenses                    0.7   0    %    0.7   0    %

Total Fund Operating Expenses*    1.   44    %    1.   44    %

   [A] Based on estimated expenses for the first year.
* Effective August 30, 1996, October 30, 1995, January 1, 1996, and October 30, 1995, FMR voluntarily agreed to limit the total expenses of each class (excluding interest, taxes, brokerage commissions and extraordinary expenses) to the following annual percentages: Class A, 2.00%; Class B, 2.75%; Class T, 2.25%; and Institutional Class, 1.75%, respectively.
 A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would
have been 1.50% for Class A, 2.   37    % for Class B, 1.6   0    % for
Class T, and 1.4   3    % for Institutional Class under the Present
Contract and 1.50% for Class A, 2.   37    % for Class B, 1.6   0    % for
Class T, and 1.   43    % for Institutional Class under the Amended
Contract.
 EXAMPLE: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $1,000 investment under the fees and expenses stated above, assuming
(1) 5% annual return and (2) redemption at the end of each time period:
CLASS A:
                   1 Year   3 Years   5 Years   10 Years

Present Contract   $67      $97       $130      $222

Amended Contract   $67      $97       $130      $222

CLASS B:
                   1 Year[A]    3 Years[A]    5 Years[A]    10
                                                            Years[B]

Present Contract   $7   4       $10   4       $1   47       $2   39

Amended Contract   $7   4       $10   4       $1   47       $2   39

[A] Reflects deduction of applicable CDSC.
[B] Reflects conversion of Class B shares to Class A shares after seven years.
CLASS T:
                   1 Year   3 Years      5 Years       10 Years

Present Contract   $51      $8   4       $12   0       $2   19

Amended Contract   $51      $8   4       $12   0       $2   19

INSTITUTIONAL CLASS:
                   1 Year   3 Years      5 Years      10 Years

Present Contract   $15      $4   6       $   79       $17   2

Amended Contract   $15      $4   6       $   79       $17   2

 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believes that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on December 19, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the
two-month periods from November to December 1995, June to July 1994,    and
    September to October 1993, and the modifications to the Performance
Adjustment calculation during the period   s     from June to July 1995 and
November 1996. The Board of Trustees received materials relating to the Amended Contract in advance of the meetings at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and execution services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and quality of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments on management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing Group Fee structure should be continued but determined that it would be appropriate to extend the Group Fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, specifically the extension of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved by shareholders, the Amended Contract will take
effect on the first day of the    first     month following
approval   .
8. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH    FIDELITY INVESTMENTS
JAPAN LIMITED     FOR OVERSEAS FUND.
 In conjunction with its portfolio management responsibilities on behalf of Overseas Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of the fund approve a sub-advisory agreement (the Proposed Agreement) between FIJ and FMR on behalf of the fund. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FIJ, but also would permit FMR to grant FIJ investment management authority if FMR believes it would be beneficial to the fund and its shareholders. BECAUSE FMR WOULD PAY ALL OF FIJ'S FEES, THE PROPOSED AGREEMENT WOULD NOT AFFECT THE FEES PAID BY THE FUND TO FMR. In addition, the Proposed Agreement includes a discussion of FIJ's ability to use brokers and dealers to execute portfolio transactions, consistent with the authority granted FMR under the Management Contract.
 On December 19, 1996, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to receive investment advice and research services from FIJ as well as to grant investment management authority to FIJ would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FIJ, the ability to execute portfolio transactions from points in Japan that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 2.
 FIJ, established in 1986 with its principal office in Tokyo, Japan is a
wholly-owned subsidiary of Fidelity International Limited    (FIL)    , an
affiliate of FMR organized under the laws of Bermuda. In 1994, FIJ registered as an investment advisor with the SEC in order to provide investment advisory services to FMR with respect to foreign securities, primarily Japanese securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, obtained from other FMR subsidiaries or affiliates with whom FMR has entered into sub-advisory agreements, or obtained from broker-dealers or other sources.
 FIJ may also provide investment advisory and management services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FIJ's only client other than FMR is FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FIJ, Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FIJ, see the section entitled "Activities and Management of FIIA, FIIAL U.K., and FIJ" on page .
 Under the Proposed Agreement, FIJ could act as an investment consultant to FMR and could supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIJ would provide investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in the Far East. Under the Proposed Agreement with FIJ, FMR, NOT THE FUND, would pay FIJ 30% of FMR's monthly management fee with respect to the average market value of investments held by the fund for which FIJ shall have provided investment advice.
 Under the Proposed Agreement, FMR could also grant investment management authority with respect to all or a portion of the fund's assets to FIJ. If FIJ were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FIJ. If FMR grants investment management authority to FIJ with respect to all or a portion of the fund's assets, FIJ would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FIJ, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FIJ would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
 To the extent that FMR granted investment management authority to FIJ, FMR would pay FIJ 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FIJ for investment management services.
 If approved by shareholders, the Proposed Agreement would take effect on October 1, 1997 (or, if later, the first day of the month following approval) and would continue in force until July 31, 1998 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FIJ without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws and regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Overseas Fund and its shareholders. The Trustees recommend voting
FOR the proposal.    If approved by shareholders, the Proposed Agreement
will take effect on the first day of the first month following approval.
    If the Proposed Agreement is not approved, FMR will continue to manage the fund under its Management Contract with the flexibility to use
sub   -    advisors, excluding FIJ, as previously approved.
9. TO AMEND THE CLASS T DISTRIBUTION AND SERVICE PLAN FOR OVERSEAS FUND. The Board of Trustees has approved, and recommends that Class T shareholders approve, an amended Distribution and Service Plan for Class T shares (the Amended Class T Plan). Rule 12b-1 (the Rule) under the Investment Company Act of 1940 (the 1940 Act) provides that in order for a mutual fund to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution" must be adopted by the fund.
 A copy of the Amended Class T Plan is attached to this Proxy Statement as
Exhibit 3.
 THE CURRENT CLASS T PLAN. The current Class T Plan (the Current Class T
Plan) was adopted on April 30, 1990. Under the Current Class T Plan, Class T of Overseas Fund may pay Fidelity Distributors Corporation (FDC) a fee at an annual rate of up to 0.65% of its average daily net assets. The determination of daily net assets is made at the close of business each day throughout the month, but the net assets for purposes of calculating the fee exclude assets attributable to shares purchased more than 144 months (12 years) prior to such date. The Trustees have approved a distribution fee for Class T of Overseas Fund at an annual rate of 0.50% of its average net assets. For the fiscal year ended October 31, 1996, Class T of Overseas Fund paid $4,750,000 in distribution fees to FDC, which amounted to
   0.51 % of its average net assets. FDC may pay all or a portion of such fees to securities dealers or other investment professionals as distribution or service fees. To the extent the fee is not paid to investment professionals, FDC may use the fees for its expenses incurred in the distribution of Class T shares. For the fiscal year ended October 31, 1996, FDC paid, on behalf of Class T shares of Overseas Fund,
   approximately     $   273,383     in distribution fees to National
Financial Services Corporation (NFSC), an affiliate of FMR Corp. NFSC passed 100% of these fees to investment professionals. FDC and NFSC are both subsidiaries of FMR Corp. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
    The Current Class T Plan also provides that to the extent that the fund's payment of management fees to FMR might be considered to constitute "indirect" financing of activities" primarily intended to result in the sale of shares," such payment is expressly authorized.
 Although the Current Class T Plan specifies that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities. FDC may retain any amounts received under the Plan in excess of its expenditures.
 THE AMENDED CLASS T PLAN. The Amended Class T Plan is identical to the Current Class T Plan, except that shares held more than 144 months would no longer be excluded when calculating the amount of the distribution fee.
 When the Fidelity Advisor funds were first introduced in the mid-1980's, the National Association of Securities Dealers, Inc. (NASD) Conduct Rules set a limit on the amount of front-end sales charges which a fund could impose. However, no similar limit existed for 12b-1 fees. The 144-month limitation was an effort by FDC and the Board of Trustees to protect shareholders against payment on a given amount of assets over an indefinite period of time. The 144-month period was intended to result in a limit on total distribution charges (front-end sales charges plus 12b-1 fees) comparable to the front-end sales charge limit then imposed by the NASD.
 In July 1993, the NASD amended its Conduct Rules to establish a combined limit on mutual fund sales charges and 12b-1 fees. Like the 144-month limitation, the NASD Rule restricts a mutual fund's total payment of 12b-1 fees. Under the NASD Rule, a mutual fund is subject to a limit on aggregate payments of 7.25% of total new gross sales (6.25% if a service fee is also imposed), plus interest. When the limit is reached, no further sales charges may be paid by the mutual fund to the distributor, and no further payments under the 12b-1 plan can be made, until the mutual fund has further gross sales that result in an increased limit.
 The NASD Rule has become the industry standard for restricting distribution charges. Regardless of whether the proposal is approved, each class is, and will continue to be, subject to the NASD Rule. The NASD Rule addresses concerns similar to those that the 144-month limitation was intended to address. However, the NASD Rule and the 144-month limitation address these concerns in different ways. For example, using reasonable sales, redemption and performance assumptions, there is a considerable likelihood that many mutual funds may never reach the limit imposed by the NASD Rule, because the limit is constantly increased by additional gross sales. To the extent that this is true, if Class T of Overseas Fund contains assets older than 144 months, it will pay more in 12b-1 fees if the proposal is approved than it would pay under the Current Class T Plan.
 If approved by shareholders, the Amended Class T Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the Amended Class T Plan, the Trustees considered a variety of factors and were advised by counsel who are not counsel to FMR or FDC. Implementation of the Amended Class T Plan should assist in attracting investment professionals for the sale of shares and thus increase the fund's asset base, which in turn may prove beneficial to the fund and its shareholders by spreading fixed costs over a larger asset base and making additional monies available for investing. Positive cash flow affords portfolio management greater ability to diversify investments and minimizes the need to sell securities to meet redemptions. In addition, since each class is dependent primarily on investment professionals for sales of its shares, the ongoing payment to investment professionals who have sold shares (by reallowance of the distribution fee) should provide incentives to offer better and continuous services to current shareholders. Investment professionals also allow investors access to investment alternatives to which they might otherwise not have been exposed.
 The Board recognizes that a higher level of fund assets benefits FMR by increasing its management fee revenues. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to the fund.
 CONCLUSION. The Board of Trustees recommends that Class T shareholders of Overseas Fund vote FOR approval of the amendment to the Class T Distribution and Service Plan. If Class T shareholders approve the Amended Class T Plan, it will be effective the first day of the month following shareholder approval. If the Amended Class T Plan is not approved by Class T shareholders, the Current Class T Plan will remain in effect unchanged for shares purchased into Class T.
10. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF OVERSEAS FUND FROM A SEPARATE SERIES OF ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER.
 The Board of Trustees has approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to this Proxy Statement as Exhibit 4. The Plan of Reorganization provides for a reorganization of Overseas Fund (the Fund) from a separate series of Fidelity Advisor Series VII (Advisor VII), a Massachusetts business trust, to a newly-established, separate series of Fidelity Advisor Series VIII (the Trust), also a Massachusetts business trust (the Reorganization). THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The investment objective, policies, and limitations of the Fund will not change except as approved by shareholders and as described in this proxy statement. A separate series of the Trust will carry on the business of the Fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the Fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this proxy statement). Since both Advisor VII and the Trust are Massachusetts business trusts, organized under substantially similar Declarations of Trust, the rights of the security holders of the Fund under state law and the governing documents are expected to remain unchanged after the Reorganization (except for a possible change with regard to shareholder voting rights as described below), nor will the Reorganization affect the operation of the Fund in a material manner. The same individuals serve as Trustees of both trusts except that Robert M. Gates and William O. McCoy are not Trustees of Advisor VII. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Declaration of Trust permits the Trustees to create one or more additional series or funds. Shareholder voting rights for the Fund are currently based on the number of shares owned (share-based voting), while shareholder voting rights for the Series will be based on total dollar interest in the Series (dollar-based voting). If proposal 3 (see page ) is approved by the shareholders, however, shareholder voting rights in the Fund would also be dollar-based. While the differences between the shareholder voting rights would have no bearing on matters affecting only one fund in a trust (unless the fund had several classes of shares), on matters requiring trust-wide votes where all funds in a trust are required to vote (or where more than one class of a fund vote together), dollar-based voting provides shareholders voting power that is proportionate to their economic interest whereas share-based voting may provide shareholders who own shares with a lower net asset value than other funds in the trust with a disproportionate ability to affect the vote relative to shareholders of the other funds in the trust. Similarly, on matters affecting a fund as a whole, where each class of the fund is required to vote separately on an issue, shareholders who own shares of a class with a lower NAV than other classes in the fund would be giving the shareholders of the other classes more voting "power" than they currently have. On matters affecting only one class, only shareholders of that class vote on the issue. In this instance, all shareholders of the class would have the same voting rights, since the NAV is the same for all shares in a single class. After the Reorganization, the voting rights of Fund shareholders will change to reflect those of the Series. For more information regarding voting rights of shareholders of the Fund, refer to the section of the Fund's Statement of Additional Information called "Description of the Trust." The Trust's fiscal year end is December 31, which is different than that of Advisor VII. The Trustees may change the fiscal year end of the Trust at their discretion in the future.
 FMR, the Fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of Trustees, under a management contract identical to the contract in effect between FMR and the Fund immediately prior to the Closing Date, defined below, (including as it may be modified pursuant to a vote of shareholders of the Fund as proposed in this proxy statement) (the Present Management
Contract)   .     Similarly, FMR U.K., FMR Far East, FIIA, and FIIAL U.K.,
the Fund's sub-advisers, will have primary responsibility for providing investment advice and research services outside the United States or investment management authority under Sub-Advisory Agreements substantially identical to the agreements in effect between FMR U.K., FMR Far East, FIIA, and FIIAL U.K., and FMR immediately prior to the Closing Date (including as they may be modified pursuant to a vote of shareholders of the Fund as proposed in this Proxy Statement) (the Present Sub-Advisory Agreements).
 The Fund's distribution agent, FDC, will distribute shares of the Series under a General Distribution Agreement identical to the contract currently in effect between FDC and the Fund.
 REASON FOR THE PROPOSED REORGANIZATION. The Fund is presently organized as a series of Advisor VII, which has seven series of shares or funds. The Board of Trustees unanimously recommend conversion of the Fund to a separate series of the Trust (i.e., into the Series) which will succeed to the business of the Fund. Moving the Fund from Advisor VII to the Trust will consolidate and streamline the production and mailing of certain financial reports and legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The proposed reorganization will facilitate combining all Advisor international funds into one Prospectus, and permit mailing of the Annual Reports for these funds at the same time the Prospectus is mailed. This should result in cost savings to the funds. In addition, a combined prospectus will enhance the discussion of the Fund by presenting it in the context of a full spectrum of international equity funds.
 The proposal to present the Plan of Reorganization to shareholders was approved by the Board of Trustees of Advisor VII, including all of the Trustees who are not interested persons of FMR, on December 19, 1996. The Board of Trustees recommends that Fund shareholders vote FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the conversion of the Fund to a separate series of the Trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); and authorization of Advisor VII, as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) the Sub-Advisory Agreements between FMR and FMR U.K., FMR Far East, FIJ, FIIA, and FIIAL U.K., with respect to the Series and
(iii) the Distribution and Service Plans for Class A, Class T, Class B, and Institutional Class shares under Rule 12b-1, substantially identical to the contracts or Plans, as the case may be, in effect with the Fund or class immediately prior to the closing date (including as the Management Contract, Sub-Advisory Agreements or the Distribution and Service Plans may be modified pursuant to a vote of shareholders of the fund or class, as the case may be, as proposed in this Proxy Statement). If shareholders of the Fund do not approve the Plan of Reorganization, the Fund will continue to operate as a series of Advisor VII.
 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is attached as Exhibit 4 to this Proxy Statement.
 On the Closing Date of the Reorganization, the Fund will transfer all of its assets to the Series, a series of shares of the Trust established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the Fund and the issuance of shares of beneficial interest in the Series (Trust Series Shares) equal to the number of Fund shares outstanding on the Closing Date. Immediately thereafter, the Fund will distribute one Trust Series Share for each Fund share (the Fund Shares) held by the shareholder on the Closing Date to each Fund shareholder, in liquidation of such Fund Shares. Immediately after this distribution of the Trust Series Shares, the Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL TRUST SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.
 The Plan of Reorganization authorizes Advisor VII as the then sole initial shareholder of the Series to approve (i) a Management Contract with FMR for the Series (the New Management Contract), (ii) the Sub-Advisory Agreements between FMR and FMR U.K., FMR Far East, FIJ, FIIA, and FIIAL U.K. with respect to the Series (the New Sub-Advisory Agreements), and (iii) the Distribution and Service Plans for Class A, Class T, Class B, and Institutional Class shares (the New Plans) under Rule 12b-1 with respect to the Series, identical to the contracts or plans, as the case may be, in effect with the Fund or class immediately prior to the Closing Date (including as the Management Contract, Sub-Advisory Agreements, and the Distribution and Service Plans may be modified pursuant to a vote of shareholders of the Fund or class, as the case may be, as proposed in this Proxy Statement). If shareholders of the Fund do not approve the Plan of Reorganization, the Fund will continue to operate as a series of Advisor VII.
 The Trust's Board of Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract, the New Sub-Advisory Agreements, and the New Plans will take effect on the Closing Date. The New Management Contract, the New Sub-Advisory Agreements, and the New Plans will continue in force until July 31, 1998. Each agreement will continue in force thereafter from year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust, FMR, FMR U.K., FMR Far East, FIJ, FIIA, and FIIAL U.K. cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the Series. The New Plan will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract and New Sub-Advisory Agreements will be terminable without penalty on sixty days' written notice either by the Trust, FMR, FMR U.K., FMR Far East, FIIA, FIIAL U.K. as the case may be, and will terminate automatically in the event of its assignment. The New Plans will be terminable at any time without penalty by a vote of a majority of the Independent Trustees or by a majority of the outstanding voting shares of the applicable class.
 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of
business on    October 31, 1997     (the Closing Date). However, the
Reorganization may become effective at such other date as the parties may agree in writing.
 The obligations of Advisor Series VII and the Trust under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Either trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. The Trust's transfer agent will establish an account for the Series' shareholders containing the appropriate number and denominations of Trust Series Shares to be received by each holder of Fund Shares under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders. Fund shareholders who are receiving payment under a withdrawal plan with respect to Fund Shares will retain the same rights and privileges as to Trust Series Shares under the Plan of Reorganization. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a Fund shareholder with respect to Fund Shares.
 EXPENSES. The Fund and the Series shall each be responsible for all of
their respective expenses of the Reorganization, estimated at $   8,000
in the aggregate.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the Fund, which prohibit the Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE REORGANIZATION. Each trust has received an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Series, or the Fund's shareholders upon (1) the transfer of the Fund's assets in exchange solely for the Trust Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities or (2) the distribution of Trust Series Shares to the Fund's shareholders in liquidation of their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Trust Series Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Trust Series Shares will include the Fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to convert the Fund into a separate series of a Massachusetts business trust is in the best interest of the Fund's shareholders. The Trustees recommend that the Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the Fund to a separate series of a Massachusetts business trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); authorization of Advisor Series VII, as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) Sub-Advisory Agreements for the Series between FMR and FMR U.K., FMR Far East, FIJ, FIIA, and FIIAL U.K., and (iii) Distribution and Service Plans for Class A, Class B, Class T, and Institutional Class shares, under Rule 12b-1, substantially identical to the contracts or plans, as the case may be, in effect with the Fund or class immediately prior to the Closing Date (including as the Management Contract, Sub-Advisory Agreements or Distribution and Service Plans may be modified pursuant to a vote of shareholders of the Fund as proposed in this Proxy Statement). If approved, the Plan of Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved, the Fund will continue to operate as a fund of Advisor VII.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 1   1     through 1   4     is to revise
several of Overseas Fund's investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way the fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by the fund, it will contribute to the overall objectives of standardization.
   11. TO AMEND OVERSEAS FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION.
 Overseas Fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies or instrumentalities) if, as a result thereof: (i) more than 5% of the fund's total assets would be invested in the securities of such issuer or (ii) the fund would hold more than 10% of the outstanding voting securities of such issuer."
 The Trustees recommend that shareholders of Overseas Fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities,(( or securities of other investment companies))) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The text recommended would make one substantive change to the fund's diversification limitation. Addition of the text would permit the fund to invest without limitation in the securities of other investment companies. Pursuant to an exemptive order granted by the SEC, the fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees. FMR anticipates that the Central Funds will benefit the fund by enhancing the efficiency of cash management for the Fidelity funds and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for the fund.
 If this proposal is approved, the amended fundamental diversification limitation cannot be further amended without the approval of the shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental diversification limitation will remain unchanged.
12. TO AMEND OVERSEAS FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.
 The fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed), less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The Trustees recommend that shareholders of Overseas Fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to revise the fund's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the the fund invests. However, the proposed fundamental limitation would clarify one point. Under the proposed limitation, the fund must reduce borrowings that come to exceed 33 1/3% of its total assets for any reason, while under the current limitation, the fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR
the proposal. Upon shareholder approval, the    changes     will become
effective when the disclosure is    revised     to reflect the
change   s    . If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
13. TO AMEND OVERSEAS FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
   THE UNDERWRITING OF SECURITIES    .
 The fund's current fundamental investment limitation concerning underwriting states:
 "The fund may not underwrite any issue of securities, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."
 The trustees recommend that shareholders of the fund vote to replace this limitation with the following fundamental limitation governing underwriting:
 "The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."
 The primary purpose of the proposed amendment is to clarify the fund's fundamental policy with respect to underwriting. The proposal also serves to conform the fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new limitation may not be changed without the approval of shareholders.
 Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR
the proposal. Upon shareholder approval, the    changes     will become
effective when the disclosure is    revised     to reflect the
change   s    . If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
14. TO AMEND OVERSEAS FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
 The fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies or instrumentalities) if, as a result thereof, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry."
 The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise the fund's fundamental concentration limitation to conform to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental concentration limitation could not be changed without the approval of shareholders.
 Adoption of the proposed amended limitation on concentration is not expected to affect the way the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
 The proposed amended limitation is not substantially different from the current policy and is not likely to have any impact on the investment techniques employed by the fund.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective
when the disclosure is    revised     to reflect the change   s    . If the
proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Overseas Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 5 beginning on page .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board;
Robert C. Pozen, President;    and     Peter S. Lynch, Vice Chairman. With
the exception of Robert C. Pozen   , who is proposed for election as a
Trustee,     each of the Directors is also a Trustee of the trust.
   Edward C.     Johnson 3d,    J. Gary     Burkhead, John H. Costello,
Arthur S. Loring, Robert    H.     Morrison,    Richard A. Silver, Robert
C. Pozen (effective August 1, 1997)    , Leonard M. Rush, William J. Hayes,
and Richard Mace, Jr. are currently officers of the trust and officers or
employees of FMR or FMR Corp. With the exception of Mr. Costello    and Mr.
Silver,     all of these persons hold or have options to acquire stock of
FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period November 1, 199   5     through May 3   1    , 1997, no
transactions were entered into by the Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
 Funds with investment objectives similar to Overseas Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 5 beginning on page .
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d,
Chairman, and    Robert C. Pozen    , President. Mr. Johnson 3d also is
President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of FMR Texas Inc. (FMR Texas); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., Chairman of the Board and of the Executive Committee of FMR, and a Director of FMR. In
addition,    Mr. Pozen     is Senior Vice President    (effective August 1,
1997)     and    is proposed for election as     a Trustee of the trust   ;
    Director of FMR; and President and Director of FMR Texas.    Mr. Pozen
has been appointed as a Trustee of certain other funds advised by FMR,
effective August 1, 1997.     Each of the Directors is a stockholder of FMR
Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
ACTIVITIES AND MANAGEMENT OF FIIA, FIIAL U.K., AND FIJ
 FMR, on behalf of Overseas Fund, has entered into a sub-advisory agreement with FIIA, a wholly owned subsidiaries of Fidelity International Limited
(FIL). FIIA in turn has entered into a sub-advisory agreement with its U.K. subsidiary, FIIAL U.K.
 The sub-advisers provide research and investment recommendations with respect to companies based outside of the United States. FIJ focuses on companies primarily based in Japan and other parts of Asia. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIAL U.K. focuses primarily on companies based in the U.K. and Europe. Open-end funds with investment objectives similar to Overseas Fund managed by FMR with respect to which FMR currently has sub-advisory agreements, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 5 beginning on page .
 The Directors of FIJ are Billy        Wilder, President,    Simon Fraser,
Simon Haslam,     Edward C. Johnson 3d, Nobuhide Kamiyama, Noboru Kawai,
Yasuo Kuramoto,    Lawrence Repeta,     and Hiroshi Yamashita. With the
exception of Mr. Edward C. Johnson 3d, the principal business address of
each of the Directors is Shiroyama JT Mori    Bldg.    , 4-3-1 Toranomon,
Minato-ku, Tokyo 105, Japan. The principal business address of Mr. Edward
C. Johnson 3d is 82 Devonshire Street, Boston, Massachusetts 02109.
 The Directors of FIIA are David J. Saul, President, Anthony    J.
    Bolton, Charles    T.     Collis, William R. Ebsworth, Brett    P.
    Goodin, Simon Haslam   , K.C. Lee, and Peter Phillips    . The
principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.
 The Directors of FIIAL U.K. are Anthony Bolton, Pamela Edwards, Simon Haslam, and Sally Walden. The principal business address of each of the
Directors is    26 Lovat Lane, London, England EC3R 8LL.
 FIIA also is the investment adviser of Fidelity Advisor Emerging Asia Fund, Inc. and Fidelity Advisor Korea Fund, Inc., closed-end investment
companies with net assets of approximately $   128,181,000     and
$   53,808,000    , respectively, as of    May 31    , 1997. As
compensation for its services to each closed-end fund, FIIA receives 60% of the management fee paid by that fund to FMR. The Emerging Asia Fund management fee has two components, a basic fee and a performance adjustment. The basic fee is payable monthly at an annual rate equal to 1.00% of the Emerging Asia Fund's average daily net assets. The performance adjustment may increase or decrease the basic fee by up to 0.25% annually, based on the Emerging Asia Fund's performance (over a rolling performance
period of up to 36 months) as compared to the    Morgan Stanley Capital
International All Country Asia ex-Japan Free Index.     The Korea Fund
management fee is payable monthly at an annual rate equal to 1.00% of Korea Fund's average daily net assets. At FIIA's request, FIJ may provide sub-advisory services with respect to either fund's investments. As compensation for these services, FIJ would receive 50% of the fee paid to FIIA by that fund in respect of the assets of the fund managed by FIJ on a discretionary basis and 30% of the fee paid to FIIA in respect of the assets of that fund managed by FIJ on a non-discretionary basis.
PRESENT MANAGEMENT CONTRACT FOR OVERSEAS FUND
 Overseas Fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under
the proposed management contract described in proposal    7    .
 In addition to the management fee payable to FMR, the fund pays transfer agent fees to Fidelity Investments Institutional Operations Company, Inc. (FIIOC) for Class A, Class B, Class T, and Institutional Class, and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), affiliates of FMR. Until January 1, 1997, such fees were paid to State Street Bank and Trust Company ("State Street") for Class T shares. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders, the trust, on behalf of the fund has entered into a revised transfer agent agreement with FIIOC, pursuant to which FIIOC bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
 Transfer agent fees and pricing and bookkeeping fees, including
reimbursement for out-of-pocket expenses, paid to FIIOC   ,     State
Street, and FSC by the fund for fiscal 1996 amounted to $   53,000    ,
$   2,253,000    , and $524,000, respectively.
 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the NASD. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. Sales charge revenue paid to, and retained by, FDC for fiscal 1996 amounted
to    $12,000 and $1,000 for Class A, and $2,313,00 and $375,000, for Class
T, respectively.
 FDC collected deferred sales charge revenue on Class B shares during fiscal 1996 of $24,000 for Overseas Fund. When shares subject to a deferred sales charge are sold, FDC pays commissions from its own resources to dealers through which the sales are made. In addition, FDC received $4,869,000 from the fund and retained $287,000 pursuant to Distribution and Service Plans under Rule 12b-1 in fiscal 1996.
 FMR is the fund's manager pursuant to a management contract dated January 1, 1993, which was approved by shareholders on December 1, 1992, at which time a proposed reduction in the Group Fee rate was approved.
 COMPUTING THE BASIC FEE. The fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
 OVERSEAS FUND. The following group fee    rate     schedule is contained
in the current management contract for Overseas Fund:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average Group             Annualized   Group Net         Effective
Assets                    Rate         Assets            Annual
                                                         Fee Rate

 0    -     $ 3 billion   .5200%         $ 0.5 billion   .5200%

 3    -     6             .4900          25              .4238

 6    -     9             .4600          50              .3823

 9    -     12            .4300          75              .3626

 12    -     15           .4000           100            .3512

 15    -     18           .3850           125            .3430

 18    -     21           .3700           150            .3371

 21    -     24           .3600           175            .3325

 24    -     30           .3500           200            .3284

 30    -     36           .3450           225            .3253

 36    -     42           .3400           250            .3227

 42    -     48           .3350           275            .3207

 48    -     66           .3250           300            .3190

 66    -     84           .3200           325            .3175

 84    -     102          .3150           350            .3162

 102    -     138         .3100           375            .3152

 138    -     174         .3050          400             .3142

Over 174                  .3000          425             .3134

                                          450            .3126

                                         475             .3120

                                         500             .3114

                                         525             .3108

                                         550             .3103

 The additional breakpoints shown below for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
GROUP FEE RATE SCHEDULE

 102    -     138    .3100

 138    -     174    .3050

 174    -     228    .3000

 228    -     282    .2950

 282    -     336    .2900

Over 336             .2850

 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below, pending shareholder approval of a new management contract reflecting the revised schedule. The revised group fee rate schedule provides for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $210 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average Group         Annualized   Group Net        Effective
Assets                Rate         Assets           Annual
                                                    Fee Rate

 174    -     $210    .3000%        $ 150 billion   .3371%
billion

 210    -     246     .2950          175            .3325

 246    -     282     .2900          200            .3284

 282    -     318     .2850          225            .3249

 318    -     354     .2800          250            .3219

 354    -     390     .2750          275            .3190

 390    -     426     .2700          300            .3163

 426    -     462     .2650          325            .3137

 462    -     498     .2600          350            .3113

 498    -     534     .2550          375            .3090

Over 534              .2500          400            .3067

                                     425            .3046

                                     450            .3024

                                     475            .3003

                                     500            .2982

                                     525            .2962

                                     550            .2942

 The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedules shown above on the left for each fund. The schedules above on the right for each fund show the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective
annual fee rate at $435 billion of group net assets    -     the
approximate level for October 1996    -     was 0.3037%, which is the
weighted average of the respective fee rates for each level of group net assets up to $435 billion.
 Based on the average group net assets of the funds advised by FMR for October 1996, the annual basic fee rate would be calculated as follows:
                Group Fee          Individual Fund         Basic
                Rate               Fee Rate                Fee Rate

Overseas Fund   0.3037%      +     0.45%             =     0.7537%

 One-twelfth of this annual basic fee or management fee rate is applied to each fund's net assets averaged for the month, giving a dollar amount which is the fee for that month.
 COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for Overseas Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the Index) over the same period. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period equals 36 months. Thereafter, the performance period consists of the current month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.0% (up to a maximum difference of +/-10.00 ) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is +/-0.20%. The fund is comprised of four classes of shares: Class A shares, Class B shares, Class T shares, and Institutional shares. Investment performance is measured separately for each class, and the least of the four results obtained is currently used in calculating the performance adjustment to the management fee paid by the fund. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will be added to
(or subtracted from) the basic fee.
 The fund's performance is calculated based on change in net asset value.
For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the net asset value as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
 Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
 During fiscal 1996, for its services as investment adviser to the fund,
FMR received fees (including the amount of any performance adjustment and including the group fee breakpoints voluntarily adopted by FMR) of
$   6,353,206    . This fee, which included both the basic fee and the
performance adjustment, was equivalent to 0.68% of the average net assets of the fund. For the fiscal year ended October 31, 1996, the downward performance adjustments amounted to $687,829 for the fund.
 FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and repayment of the reimbursement by each fund will lower its total returns.
 During the period ended October 31, 1996, FMR voluntarily agreed, subject to revision or termination, to reimburse certain transfer agent, distribution and registration expenses for Class A shares of the fund. This
reimbursement amounted to $4,000, which was equivalent to    0.0004    % of
average net assets of the fund.
SUB-ADVISORY AGREEMENTS
 On behalf of Overseas Fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIAL U.K. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of the fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. Overseas Fund's sub-advisory agreements, dated January 1,
1993, were approved by shareholders on December 1, 1992.
 Currently, FMR U.K., FMR Far East, FIIA, and FIIAL U.K. each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIIA is a wholly owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIIA was organized in Bermuda in 1983. FIIAL U.K. was organized in the United Kingdom in 1984, and is a wholly owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly owned subsidiary of FIL.
 Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
 (medium solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to
110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
 (medium solid bullet) FMR pays FIIA fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
 (medium solid bullet) FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.
 On behalf of the fund for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
 (medium solid bullet) FMR pays FMR U.K., FMR Far East, and FIIA a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
 (medium solid bullet) FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing discretionary investment management services.
 For providing investment advice and research services, on behalf of the fund, the fees paid to the sub-advisers for the fiscal year ended 1996 were as follows:
                FMR U.K.           FMR                FIIA         FIIAL U.K.
                                   Far East

Overseas Fund   $    541,988       $    550,513       $    0       $    0

 For providing discretionary investment management and executing portfolio
transactions on behalf of    Overseas Fund    ,    there were no     fees
paid to the sub-advisors for fiscal 1996   .
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on
behalf of    Overseas F    und by FMR pursuant to authority contained in
the fund's management contract.
 FMR may place agency transactions with National Financial Services
Corporation (NFSC) and Fidelity Brokerage Services (FBS),    indirect
    subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 The brokerage commissions incurred by    the     fund for fiscal 1996 are
listed in the following table:

Fund      Total                  To NFSC           % of
           To FBS                % of

          Amount                                   Commissio                             Commissio
          Paid                                     ns
                                   ns

                                                   Paid to                               Paid to
                                                   NFSC                                  FBS

Overse    $    2,828,41          $ 15,499        0.55%             $    169,534           5.99%
as Fund      6


SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of    Fidelity Investments Institutional
Operations Company, Inc., 82 Devonshire Street, Boston, Massachusetts
02109    , whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.
EXHIBIT 1
   ((    UNDERLINED   ))     DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
[FIDELITY SECURITIES TRUST:]
   ((    FIDELITY ADVISOR SERIES VII   :))
FIDELITY ADVISOR OVERSEAS [PORTFOLIO]    ((    FUND   ))
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [   MODIFICATION    ]    ((    AMENDMENT   ))     made this [1st day of
January, 1993]    ((    day of , 1997   ))    , by and between [Fidelity
Securities Trust]    ((    Fidelity Advisor Series VII   ))    , a
Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of
Fidelity Advisor Overseas [Portfolio]    ((    Fund   ))     (hereinafter
called the "Portfolio"), and Fidelity Management & Research Company, a
Massachusetts corporation (hereinafter called the "Adviser"),    ((    as
set forth in its entirety below   )).
 Required authorization and approval by shareholders and Trustees having
been obtained, [Fidelity Securities Trust]    ((    the Fund   ))    , on
behalf of the Portfolio, and [Fidelity Management & Research Company]
   ((    the Adviser   ))     hereby consent, pursuant to Paragraph 6 of
the existing Management Contract dated April 20, 1990,    ((    as amended
   on     January 1, 1993,   ))     to a modification of said Contract in
the manner set    [    forth   ]     below. The [modifications]
   ((    Management Contract   , as amended,))     shall, [take effect upon
the execution of this modification of the Management Contract]
   ((    when executed   ))     by duly authorized officers of the Fund and
[the] Adviser,    ((    take effect on _____________ or the first day of
the month following approval.   ))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision
of the Fund   ((    's   ))     Board of Trustees, direct the investments
of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the [Portfolio's]
   ((    Fund's   ))     existence and its records; (vi) during such times
as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and
(vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the
last day of each month, composed of a [basic fee]    ((    Basic
Fee   ))     and a [performance adjustment]    ((    Performance
Adjustment.   ))     [to the basic fee based upon the investment
performance of the Portfolio in relation to the Morgan Stanley Capital
International Europe, Australia, Far East Index.]    ((    The Performance
Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of
the Index, and, conversely, a reduction in the fee will be ma   d    e for
a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the
Index. The Basic Fee and    the     Performance Adjustment will be computed
as follows:   ))
  (a) Basic Fee Rate:    ((    The annual Basic Fee Rate shall be the sum
of the Group Fee Rate and the Individual Fund Fee Rate calculated to the
nearest millionth decimal place as follows:   ))
 [The basic fee rate shall be composed of two elements.]
   (i) Group Fee Rate. The Group [fee rate]    ((    Fee Rate   ))
shall be based upon the monthly average of the net assets of the registered
investment companies having    ((    Advisory and Service or   ))
Management Contracts with the Adviser (computed in the manner set forth in
the [charter of each investment company]    ((    fund's Declaration of
Trust or other organizational document   )) d    etermined as of the close
of business on each business day throughout the month. The Group [fee rate]
   ((    Fee Rate   ))     shall be determined on a cumulative basis
pursuant to the following schedule:

(Average Net Assets)                                   (Annualized Fee Rate (for each level)

$ 0                      -     3 billion               .5200%

3                        -     6                       .4900

6                        -     9                       .4600

9                        -     12                      .4300

12                       -     15                      .4000

15                       -     18                      .3850

18                       -     21                      .3700

21                       -     24                      .3600

24                       -     30                      .3500

30                       -     36                      .3450

36                       -     42                      .3400

42                       -     48                      .3350

48                       -     66                      .3250

66                       -     84                      .3200

84                       -     102                     .3150

102                      -     138                     .3100

138                      -     174                     .3050

[over 174]                                             [.3000]

   ((    174   ))        -        ((    210   ))          ((    .3000   ))

   ((    210   ))        -        ((    246   ))          ((    .2950   ))

   ((    246   ))        -        ((    282   ))          ((    .2900   ))

   ((    282   ))        -        ((    318   ))          ((    .2850   ))

   ((    318   ))        -        ((    354   ))          ((    .2800   ))

   ((    354   ))        -        ((    390   ))          ((    .2750   ))

   ((    390   ))        -        ((    426   ))          ((    .2700   ))

   ((    426   ))        -        ((    462   ))          ((    .2650   ))

   ((    462   ))        -        ((    498   ))          ((    .2600   ))

   ((    498   ))        -        ((    534   ))          ((    .2550   ))

   ((    Over   ))                ((    534   ))          ((    .2500   ))


   (ii) Individual Fund Fee Rate. The individual fund fee rate shall be
 .45%.
 [The sum of the Group fee rate, calculated as described above to the nearest millionth, and the Individual Fund fee rate shall constitute the annual basic fee rate.]
  (b) Basic Fee. One-twelfth of the [annual fee rate]    ((Basic Fee
Rate)) shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of
business on each business day throughout the month.    ((    The resulting
dollar amount comprises the Basic Fee.   ))
 [The basic fee will be subject to upward or downward adjustments on the basis of the Portfolio's investment performance as follows:]
  (c) Performance Adjustment Rate: The Performance Adjustment [rate] Rate
is 0.02% for each percentage point    ((    (the performance of the
Portfolio and the Index each being calculated to the nearest
0.01   %    )   ))     [rounded to the nearer point (the higher point if
exactly one-half point)] that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum Performance Adjustment rate is 0.20%.
 [An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be added or subtracted from the basic fee depending on whether the Portfolio experienced better or worse performance than the performance Index.]
 The performance period will commence with the first day of the first full
month [of operations] following    ((    the Portfolio's commencement of
operations   ))     [the effective date of the Portfolio's registration
statement]. During the first eleven months of the [operation of the
contract]    ((    performance period for the Portfolio,   ))     there
will be no performance adjustment. Starting with the twelfth month [of
operation the performance adjustment will take effect]    ((    of the
performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period
will consist of the current month plus the previous 35 months.   ))
 [Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.]
    ((    The Portfolio's investment performance for the period shall be the cumulative monthly asset-weighted investment performance of all classes of shares of the Portfolio over the performance period. The asset-weighted investment performance for the Portfolio for a given month will be calculated by multiplying the investment performance of each class for
th   e     month by its average net assets (determined as of the close of business on each business day of the month), adding the results together and dividing the sum by the aggregate net assets of all classes of the Portfolio for that month. Any class that does not complete a full month of operations in a given month will be excluded from the calculation of the Portfolio's investment performance for that month, and its assets will be excluded from the aggregate net assets of the Portfolio in determining the
Portfolio's investment performance for that month.   ))
 The [Portfolio's] investment performance    ((    of each class   ))
will be measured by comparing (i) the opening net asset value of one share
of the [Portfolio]    ((    class   ))     on the first business day of the
[performance period]    ((    month   ))     with (ii) the closing net
asset value of one share of the [Portfolio]    ((    class   ))     as of
the last business day of such [period   ] ((    month   ))    . In
computing the investment performance [of the Portfolio]    ((    of each
class   ))     and the investment record of the Index, distributions of
realized capital gains, the value of capital gains taxes per share paid or [taxable on undistributed realized long-term capital gains, the value of
capital gains taxes per share paid        or   ]     payable on
undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the [companies whose stocks
comprise]    ((    securities included in the [index]
   ((    Index   ))    , will be treated as reinvested in accordance with
Rule 205-1 or any other applicable rules under the Investment Advisers Act
of 1940, as the same from time to time may be amended.    ((    Although
the investment performance of the Portfolio for the performance period shall be rounded to the nearest 0.01%, this shall not prevent the monthly investment performance of the classes or of the Portfolio from being
rounded to a greater number of decimal places.   ))
 [The adjustment to the basic fee will not be cumulative. A increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a negative fee rate will apply for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.]
     ((    (d) Performance Adjustment. One-twelfth of the annual
Performance Adjustment Rate will be applied to the average of the net
assets of the Portfolio (computed in    the     manner set forth in the
Fund's Declaration of Trust or other organizational document) determined as of the the close of business on each business day throughout the month and
the performance period.   ))
     ((    (e)   ))     In [the] case of termination of this Contract
during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect
for that month. The [basic fee rate]    ((    Basic Fee Rate   ))     will
be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect.
The amount of [the performance adjustment]    ((    this Performance
Adjustment   ))     to the [basic fee]    ((    Basic Fee   ))     will be
computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is
in effect[. Provided]    ((    provided   ))     that if this Contract has
been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment
instruments; (iii) fees and expenses of the [Fund]    ((    Fund's   ))
Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be
sustained in the purchase, holding or sale of any security    ((    or
other investment instrument   ))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31,
[1993]    ((1    998   ))     and indefinitely thereafter, but only so long
as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust
   ((    or other organizational document   ))     and agrees that the
obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust
   ((    or other organizational document   ))     are separate and
distinct from those of any and all other Portfolios.
    ((    8   .    This agreement shall be governed by, and construed in
accordance with, the laws of the Commonwealth of Massachusetts, without
giving effect to the choice of laws provisions thereof.   ))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
 [FIDELITY SECURITIES TRUST]
    ((    FIDELITY ADVISOR SERIES VII   ))
 On Behalf Of Fidelity Advisor Overseas    [Portfolio]    ((    FUND   ))
[signature lines omitted]
 FIDELITY MANAGEMENT & RESEARCH COMPANY
   [signature lines omitted]
EXHIBIT 2
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY INVESTMENTS JAPAN LIMITED
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY ADVISOR SERIES VII ON BEHALF OF
FIDELITY ADVISOR OVERSEAS FUND
 AGREEMENT made this ___ day of ____, 199_, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Investments Japan Limited, a Japanese company with
principal offices at Shiroyama JT Mori Bldg   .    ,    4-    3-1
   Toranomon    , Minato-ku, Tokyo 105, Japan (hereinafter called the
"Sub-Advisor"); and Fidelity Advisor Series VII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Advisor Overseas Fund (hereinafter called the "Portfolio").
 WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and
 WHEREAS the Sub-Advisor has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 1.    ((    Duties:   ))     The Advisor may, in its discretion, appoint
the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
  (a)    ((    INVESTMENT ADVICE:   ))     If and to the extent requested
by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
  (b)    ((    INVESTMENT MANAGEMENT:   ))     If and to the extent
requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the"1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
  (c)    ((    SUBSIDIARIES AND AFFILIATES:   ))     The Sub-Advisor may
perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2.    ((    Information to be Provided to the Trust and the
Advisor:   ))     The Sub-Advisor shall furnish such reports, evaluations,
information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3.    ((    Brokerage:   ))     In connection with the services provided
under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4.    ((    Compensation:   ))     The Advisor shall compensate the
Sub-Advisor on the following basis for the services to be furnished hereunder.
  (a)    ((    INVESTMENT ADVISORY FEE:   ))     For services provided
under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to: (i) 30% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment advice divided by the net assets of the Portfolio for that month. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
  (b)    ((    INVESTMENT MANAGEMENT FEE:   ))     For services provided
under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
  (c)    ((    PROVISION OF MULTIPLE SERVICES:   ))     If the Sub-Advisor
shall have provided both investment advisory services under subparagraph
(a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5.    ((    Expenses:   ))     It is understood that the Portfolio will
pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 6.    ((    Interested Persons:   ))     It is understood that Trustees,
officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.
 7.    ((    Services to Other Companies or Accounts:   ))     The services
of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
 8.    ((    Standard of Care:   ))     In the absence of willful
misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 9.    ((    Duration and Termination of Agreement; Amendments:   ))
  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 1998 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 10.    ((    Limitation of Liability:   ))     The Sub-Advisor is hereby
expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 11.    ((    Governing Law:   ))     This Agreement shall be governed by,
and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, all as of the date written above.
 FIDELITY INVESTMENTS JAPAN LIMITED
   [signature lines omitted]
 FIDELITY MANAGEMENT & RESEARCH COMPANY
[signature lines omitted]
 FIDELITY ADVISOR SERIES VII
 on behalf of Fidelity Advisor Overseas Fund
[signature lines omitted]
EXHIBIT 3
   ((    UNDERLINED   ))     DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
DISTRIBUTION AND SERVICE PLAN
   ((    FIDELITY ADVISOR OVERSEAS FUND
CLASS T SHARES   ))
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for [Plymouth Europe Portfolio (the
"Portfolio")]    ((    Class T shares of Fidelity Advisor Overseas Fund
("Class T") a class of shares of Fidelity Advisor Overseas Fund (the
"Fund"   )))    , a portfolio of [Plymouth Securities Trust (the "Fund")]
   ((    Fidelity Advisor Series VII (the "Trust"   ))    .
 2. The [Fund]    ((    Trust   ))     has entered into a General
Distribution Agreement on behalf of the [Portfolio]    ((    Fund   ))
with Fidelity Distributors Corporation (the "Distributor"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of the [Portfolio's]
   ((    Fund's   ))     shares of beneficial interest (the "Shares"). Such
efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature; (3) preparation, printing
and distribution of prospectuses of the [Portfolio]    ((    Fund   ))
and reports to recipients other than    ((    the   ))     existing
shareholders of the [Portfolio]    ((    Fund   ))    ; (4) obtaining such
information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payments to securities dealers and others engaged in the sale of Shares or who engage in shareholder support services; and (6) providing training, marketing and support to such dealers [and other] with respect to the sale of Shares.
 3. In consideration for the services [provide]    ((    provided   ))
and the expenses incurred by the Distributor pursuant to the General
Distribution Agreement    ((    and paragraph 2 hereof, all with respect to
Class T shares, Class T   ))     [the Portfolio] shall pay to the
Distributor a fee at the annual rate of 0.65% (   ((    or such lesser
amount as the Trustees may, from time to time, determine)   ))     of [its]
   ((    the   ))     average daily net assets    ((    of Class T   ))
throughout the month. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the
manner specified in the [Portfolio's]    ((    Fund's   ))     then current
Prospectus for the determination of the net asset value of the
[Portfolio's]    ((    Fund's Class T   ))     shares[, but excluding
assets attributable to shares purchased more than 144 months prior to such day]. The Distributor may use all or any portion of the fee received
pursuant to [the]    ((    this   ))     Plan to compensate securities
dealers or other persons who have engaged in the sale of    ((    Class
T   ))     Shares or in shareholder support services pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraph 2 hereof.
 4. The [Portfolio]    ((    Fund   ))     presently pays, and will
continue to pay a management fee to Fidelity Management & Research Company (the "Adviser") pursuant to a management agreement between the [Portfolio]
   ((    Fund   ))     and the Adviser (the "Management Contract"). It is
recognized that the Adviser may use its management fee revenue as well as its past profits or its resources from any other source, to [reimburse]
   ((    make payment to   ))     the Distributor    ((    with respect to
any   ))     [for] expenses incurred in connection with the distribution of
   ((    Class T   ))     Shares, including the activities referred to in
paragraph   [    s   ]     2 [and 3 hereof]. To the extent that the payment
of management fees by the [Portfolio]    ((    Fund   ))     to the Adviser
should be deemed to be indirect financing of any activity primarily
intended to result in the sale of    ((    Class T   ))     Shares within
the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities [of the Portfolio]" (as defined in the Act)
   ((    of Class T   ))    , this Plan having been approved by a vote of a
majority of the Trustees of the [Fund]    ((    Trust   ))    , including a
majority of Trustees who are not "interested persons" of the [Fund]
   ((    Trust   ))     (as defined in the Act) and who have no direct or
indirect financial interest in the operation of this Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This plan shall, unless terminated as hereinafter provided, remain in effect until [July 31, 1990] April 30, 1998, and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the [Fund]
   ((    Trust   ))    , including a majority of the Independent Trustees,
cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the fee provided for in paragraph 3 hereof or any amendment of the Management Contract to increase
the amount to be paid by the [Portfolio]    ((    Fund   ))     thereunder
shall be effective only upon approval by a vote of a majority of the
outstanding voting securities of [the Portfolio]    ((    Class T, in the
case of this Plan, or upon approval by a vote of    a majority of the
outstanding voting securities of the Fund, in the case of the Management
Contract,))     and (b) any material amendment of this Plan shall be
effective only upon approval in the manner provided in the first sentence of this paragraph 6.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of [the Portfolio]
   ((    Class T.   ))
 8. During the existence of this Plan, the [Fund]    ((    Trust   ))
shall require the Adviser and/or the Distributor to provide the [Fund]
   ((    Trust   ))    , for review by the [Fund's] Trustees, and the
Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to
result in the sale of shares of [the Portfolio]    ((    Class T   ))
(making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale
of    [    shares of the Plymouth Class]    ((    Class T Shares.   ))
 10. Consistent with the limitation of shareholder liability as set forth
in the [Fund's]    ((    Trust's   ))     Declaration of Trust, [any]
obligation assumed by    [    the Portfolio]    ((    Class T   ))
pursuant to this Plan and any agreement related to this Plan shall be
limited in all cases to [the Portfolio]    ((    Class T   ))     and its
assets and shall not constitute an obligation of any shareholder of the
[Fund]    ((    Trust   ))     or of any other class [or series of shares]
of the Fund,    ((    series of the Trust or class of such series.   ))
 11. If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
EXHIBIT 4
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the 19th day of December 1996, by and between Fidelity Advisor Overseas Fund (the Fund), a separate series of Fidelity Advisor Series VII (Advisor Series VII) and Fidelity Advisor Series VIII (the Trust), each a business trust duly formed under the laws of the Commonwealth of Massachusetts.
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Fund to a series of the Trust (the Series) solely in exchange for shares of beneficial interest in the Series (the Trust Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Trust Series Shares by the Fund to its shareholders (Fund Shareholder) in complete liquidation and termination of the Fund in exchange for all of the Fund's outstanding shares (Fund Shares). The Fund shall receive shares of the Series equal to the number of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Trust Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF THE FUND
 The Advisor Series VII on behalf of the Fund represents and warrants as follows:
 (a) The Fund is a series of Advisor Series VII, a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, or is a series of a registrant and such registration is in full force and effect;
 (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Amended and Restated Declaration of Trust or the Fund's Bylaws, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
 (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
 (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets which assert liability on the part of the Fund, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;
 (f) The Fund has filed or will file all federal and state tax returns which, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts/Delaware law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
 (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
 (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
 (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
 (k) To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the Reorganization;
 (l) The Fund shares are widely held and may be purchased and redeemed upon request;
 (m) No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the Reorganization;
 (n) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
 (o) Immediately following the consummation of the Reorganization, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of the net assets of the Fund;
 (p) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Fund;
 (q) There is no intercompany indebtedness between the Series and the Fund that was issued, acquired or that will be settled at a discount;
 (r) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
 (s) The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
 (t) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
 (u) The Fund is a regulated investment company as defined in Section 851 of the Internal Revenue Code of 1986, as amended;
 (v) At the time of the Reorganization, the Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
 (w) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act), and the 1940 Act;
 (   x    ) The Fund has no known liabilities of a material nature,
contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1996 and those incurred in the ordinary course of the Fund's business as an investment company since October 31, 1996; and
 (   y    ) The Fund will be liquidated immediately after the
Reorganization.
2. REPRESENTATIONS AND WARRANTIES OF THE TRUST
 The Trust represents and warrants as follows:
 (a) The Trust is a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of the Trust;
 (c) The Trust is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Amended and Restated Declaration of Trust or the Trust's Bylaws, or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust is a party or is bound;
 (d) To the Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Trust or any of its properties or assets which assert liability on the part of the Trust, except as previously disclosed in writing to the Trust. The Trust knows of no facts that might form the basis for the institution of such proceedings;
 (e) The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
 (f) Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series (except for the one share that may be issued to FMR); Trust Series Shares issued in connection with the transactions contemplated herein will be, duly and validly issued and outstanding, fully paid and non-assessable under Massachusetts law on the Closing Date;
 (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
 (h) The Trust Series Shares at the Closing will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Massachusetts law except that under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, may be held personally liable for obligations of the Trust;
 (i) The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
 (j) The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the Reorganization except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
 (k) The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
 (l) Following the Reorganization, the Trust, on behalf of the Series, will continue the Fund's historic business;
 (m) The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
 (n) The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
 (o) The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and
 (p) To the Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.
3. REORGANIZATION
 (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one share that may be issued to FMR) or commenced operations, on the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Trust Series Shares equal to the value and number of full and fractional shares of the Fund outstanding at the time of the closing, as described in paragraph 6, on the Closing Date provided for in Section 6(a).
 (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) Immediately upon delivery to the Fund of the Trust Series Shares, the individual Trustees of Advisor Series VII or any officer duly authorized by them, on the Advisor Series VII's behalf as the then sole shareholder of the Series or class, as appropriate, shall (1) approve (i) a Management Contract between the Trust on behalf of the Series and FMR, (ii) Sub-Advisory Agreements between FMR and Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment
Advisors (U.K.) Limited, and Fidelity Investments Japan L   imite    d,
(iii) a Distribution and Service Plan on behalf of each class of the Series under Rule 12b-1 under the 1940 Act between the Trust on behalf of the Series and Fidelity Distributors Corporation (FDC) substantively identical to the plan and contracts currently in effect with respect to each such class of the Fund, except as to the parties to such plan or contract, (iv) the independent accountants who currently serve in that capacity for the Fund, and (v) the adoption of revised fundamental policies described in
Proposals 1   1     through 14 of the Proxy Statement.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute the Trust Series Shares pro rata in proportion to their respective shares of beneficial interest in the Fund to Fund Shareholders of record determined as of the Valuation Time on the Closing Date in accordance with the Fund's Amended and Restated Declaration of Trust, in liquidation of such Fund. Such distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Trust Series Shares thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Trust Series Shares due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Trust Series Shares in connection with such distribution.
 (e) Immediately after the distribution of the Trust Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated and any such further actions shall be taken in connection therewith as required by applicable law.
 (f) Any transfer taxes payable upon issuance of Trust Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Trust Series Shares shall be paid by the person to whom such Trust Series Shares are to be issued, as a condition of such transfer.
 (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.
4. VALUATION
 (a) The valuation time shall be 4:00 p.m. Eastern time on the Closing Date (the Valuation Time).
 (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.
 (c) The number, value, and denomination of full and fractional Trust Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 (d) All computations pursuant to this Section shall be made by FIIOC, a division of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
5. FEES; EXPENSES
 (a) The Trust and the Fund each represent that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
 (b) The Fund shall be responsible for all expenses, fees and other charges, subject to FMR's voluntary expense limitation (2.5% of average net assets), if applicable, whether or not the transactions contemplated hereby are consummated. Such expenses shall include, without limitation: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Trust Series Shares to be issued pursuant to the provisions of this Agreement; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Trust Series Shares to be issued in connection herewith in each state in which the Fund shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transactions.
6. CLOSING DATE
 (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall occur at the principal office of the Advisor Series VII and the Trust, 82
Devonshire Street, Boston, Massachusetts, on    October 31, 1997    , or at
such other place or date as the parties may agree in writing (the Closing
Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
 (b) In the event that, on the Closing Date: (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
 (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified The Chase Manhattan Bank, as custodian for the Fund, of the Fund's reorganization to a series of the Trust.
 (d) Fidelity Investments Institutional Operations Company, as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited on the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND
 (a) The Fund agrees to call a meeting of its shareholders (the Shareholder's Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
 (b) The Fund agrees that as soon as reasonably practicable after distribution of the Trust Series Shares, the Fund shall be liquidated and terminated as a series of Advisor Series VII pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF THE TRUST
The obligations of the Trust hereunder shall be subject to the following conditions:
 (a) That the Fund furnishes to the Trust a statement, dated as of the Closing Date, signed by an officer of Advisor Series VII, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That the Fund furnishes the Trust with copies of the resolutions, certified by an officer of Advisor Series VII, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (c) That the Fund shall deliver to the Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
 (d) That the Fund's custodian shall deliver to the Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time:
(i) the assets held by the custodian will be transferred to the Series;
(ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (e) That the Fund's transfer agent shall deliver to the Trust at the Closing a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (f) That the Fund calls a Shareholder's Meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby;
 (g) That the Fund delivers to the Trust a certificate of an officer of Advisor Series VII, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since October 31, 1996, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by the Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of the Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF THE FUND
 The obligations of the Fund hereunder shall be subject to the following conditions:
 (a) That the Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of the Trust, dated as of the Closing Date pursuant to which Trust on behalf of the Series will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That the Trust furnishes to the Fund a statement, dated as of the Closing Date, signed by an officer of Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and the Trust, to the effect that the Trust Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Massachusetts law.
10. CONDITIONS TO OBLIGATIONS OF THE FUND AND THE TRUST
 The obligations of the Fund and the Trust hereunder shall be subject to the following conditions:
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That the Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing.
 (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (f) That the Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to the Trust and the Fund that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under Section 368(a)(1)(F) of the Code, and the Fund and the Series will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Trust Series Shares and the assumption of the Fund's liabilities followed by the distribution of those the Trust Series Shares to the shareholders of the Fund in liquidation of the Fund;
  (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the the Trust Series Shares and the assumption of the Fund's liabilities;
  (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
  (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
  (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Trust Series Shares in the Reorganization;
  (vii) A Fund Shareholder's basis in the the Trust Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
  (viii) A Fund Shareholder's holding period for his or her Trust Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither the Fund nor the Trust may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF THE FUND AND THE TRUST
 (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
 (b) The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 (c) The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
 (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER
 (a) The Trust and the Fund may terminate this Agreement by mutual agreement. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:
  (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 (b) In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Series or the Fund; provided, however, that following the shareholders' meeting called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST
 Copies of the Declaration of Trust of the Trust and Advisor Series VII, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust and Advisor Series VII as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of such Fund's or Trust's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund or Series. The Fund and the Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the Trustees of such Fund or Series.
15. ASSIGNMENT
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
 FIDELITY ADVISOR SERIES VII:
 FIDELITY ADVISOR OVERSEAS FUND
[signature lines omitted]

 FIDELITY ADVISOR SERIES VIII:
 FIDELITY ADVISOR OVERSEAS FUND
[signature lines omitted]
EXHIBIT 5
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                               FISCAL         AVERAGE         RATIO OF NET
OBJECTIVE AND FUND                       YEAR END (A)   NET ASSETS      ADVISORY FEES
                                                        (MILLIONS)(B)   TO AVERAGE
                                                                        NET ASSETS
                                                                        PAID
                                                                        TO FMR (C)

GROWTH

Fidelity Fifty ((pound))                  6/30/96       $ 161.3                          0.62%

Blue Chip Growth ((pound))                7/31/96        7,778.6                         0.67

Low-Priced Stock ((pound))                7/31/96        3,539.3                         0.77

OTC Portfolio ((pound))                   7/31/96        2,450.5                         0.53

Export and Multinational Fund             8/31/96        345.0                           0.61
((pound))

Advisor Korea Fund, Inc. ((oval))         9/30/96        53.7                            1.00

Destiny I ((pound))                       9/30/96        4,319.1                         0.62

Destiny II ((pound))                      9/30/96        2,293.1                         0.73

Advisor Emerging Asia Fund,               10/31/96       131.8                           1.02
Inc. ((oval))

Advisor Natural Resources ((pound))

 Class A                                  10/31/96**     0.9                             0.72

 Class T                                  10/31/96       441.6                           0.72

 Class B                                  10/31/96       16.6                            0.72

 Institutional Class                      10/31/96       6.2                             0.72

Advisor Growth Opportunities:
((pound))

 Class A                                  10/31/96**     4.2                             0.61

 Class T                                  10/31/96       12,224.7                        0.61

 Class B ((hollow diamond))               10/31/97**     33.0                            0.61

 Institutional Class                      10/31/96       193.0                           0.61

Advisor Overseas: ((sigma))

 Class A                                  10/31/96**     0.3                             0.68

 Class T                                  10/31/96       913.4                           0.68

 Class B                                  10/31/96       12.0                            0.68

 Institutional Class                      10/31/96       6.6                             0.68

Canada ((sigma))                          10/31/96       145.6                           0.45

Capital Appreciation ((pound))            10/31/96       1,656.1                         0.54

Disciplined Equity ((pound))              10/31/96       2,168.3                         0.54

Diversified International ((sigma))       10/31/96       478.6                           0.85

Emerging Markets ((sigma))                10/31/96       1,329.4                         0.76

Europe ((sigma))                          10/31/96       558.5                           0.84

Europe Capital Appreciation ((sigma))     10/31/96       167.9                           0.80

France ((sigma))                          10/31/96**     5.5                             0.75(dagger)

Germany ((sigma))                         10/31/96**     5.5                             0.75(dagger)

Hong Kong and China ((Rex-all))           10/31/96**     58.8                            0.75(dagger)

International Value ((Rex-all))           10/31/96       217.4                           0.79

Japan ((Rex-all))                         10/31/96       374.5                           0.68

Japan Small Companies ((Rex-all))         10/31/96**    $ 105.3                          0.75(dagger)%

Latin America ((sigma))                   10/31/96       605.9                           0.76

Nordic ((sigma))                          10/31/96**     9.6                             0.75(dagger)

Overseas ((sigma))                        10/31/96       2,773.5                         0.76

Pacific Basin ((Rex-all))                 10/31/96       605.8                           0.75

Southeast Asia ((Rex-all))                10/31/96       848.8                           0.65

Stock Selector ((pound))                  10/31/96       1,447.9                         0.58

Technoquant Growth                        10/31/97**     51.3                            0.61(dagger)

United Kingdom ((sigma))                  10/31/96**     2.1                             0.75(dagger)

Value ((pound))                           10/31/96       6,357.2                         0.65

Worldwide ((sigma))                       10/31/96       762.4                           0.76

Advisor Equity Growth: ((pound))

 Class A                                  11/30/96**     2.0                             0.61

 Class T                                  11/30/96       2,784.5                         0.61

 Class B ((hollow diamond))               11/30/97**     9.7                             0.61

 Institutional Class                      11/30/96       1,022.8                         0.61

Advisor Large Cap: ((pound))

 Class A                                  11/30/96**     0.3                             0.60(dagger)

 Class T                                  11/30/96**     12.6                            0.60(dagger)

 Class B                                  11/30/96**     3.7                             0.60(dagger)

 Institutional Class                      11/30/96**     4.9                             0.60(dagger)

Advisor Mid Cap: ((pound))

 Class A                                  11/30/96**     0.7                             0.60(dagger)

 Class T                                  11/30/96**     116.9                           0.60(dagger)

 Class B                                  11/30/96**     17.5                            0.60(dagger)

 Institutional Class                      11/30/96**     2.5                             0.60(dagger)

Advisor TechnoQuant Growth:
((pound))

  Class A                                 11/30/97**     2.8                             0.60(dagger)

  Class T                                 11/30/97**     7.1                             0.60(dagger)

  Class B                                 11/30/97**     3.0                             0.60(dagger)

  Institutional Class                     11/30/97**     1.0                             0.60(dagger)

Emerging Growth ((pound))                 11/30/96       1,608.1                         0.77

Growth Company ((pound))                  11/30/96       7,918.8                         0.62

New Millennium ((pound))                  11/30/96       960.0                           0.73

Retirement Growth ((pound))               11/30/96       4,142.2                         0.50

Advisor Strategic Opportunities:
((pound))

 Class A                                  12/31/96**    $ 0.4                            0.48%

 Class T                                  12/31/96       603.6                           0.48

 Class B                                  12/31/96       99.5                            0.48

 Institutional Class                      12/31/96       32.0                            0.48

 Initial Class                            12/31/96       21.7                            0.48

Congress Street                           12/31/96       86.2                            0.45

Contrafund ((pound))                      12/31/96       19,417.4                        0.57

Exchange                                  12/31/96       246.2                           0.54

Trend ((pound))                           12/31/96       1,293.3                         0.42

Variable Insurance Products:

 Growth ((pound))                         12/31/96       5,245.2                         0.61

 Overseas Portfolio ((sigma))             12/31/96       1,544.2                         0.76

Variable Insurance Products II:

 Contrafund ((pound))                     12/31/96       1,576.1                         0.61

Variable Insurance Products III:

 Growth Opportunities ((pound))           12/31/96       277.4                           0.61

 Overseas Fund ((sigma))                  12/31/96       33.3                            0.70*

Select Portfolios:

 Air Transportation ((pound))             2/28/97        89.4                            0.60

 American Gold                            2/28/97        414.0                           0.60

 Automotive ((pound))                     2/28/97        120.2                           0.60

 Biotechnology ((pound))                  2/28/97        715.3                           0.60

 Brokerage and Investment                 2/28/97        72.5                            0.62
Management ((pound))

 Chemicals ((pound))                      2/28/97        123.5                           0.60

 Computers ((pound))                      2/28/97        546.6                           0.61

 Construction and Housing ((pound))       2/28/97        68.0                            0.60

 Consumer Industries ((pound))            2/28/97        25.6                            0.60

 Cyclical I   ndustries ((pound))         2/28/98**      1.7                             0.60(dagger)

 Defense and Aerospace ((pound))          2/28/97        44.1                            0.61

 Developing Communications                2/28/97        307.6                           0.60
((pound))

 Electronics ((pound))                    2/28/97        1,297.2                         0.61

 Energy ((pound))                         2/28/97        176.4                           0.60

 Energy Service ((pound))                 2/28/97        461.6                           0.60

 Environmental Services ((pound))         2/28/97        41.6                            0.61

 Financial Services ((pound))             2/28/97        273.8                           0.61

 Food and Agriculture ((pound))           2/28/97        278.8                           0.60

 Health Care ((pound))                    2/28/97        1,266.7                         0.60

 Home Finance ((pound))                   2/28/97        691.6                           0.61

Select Portfolios (continued):

 Industrial Equipment ((pound))           2/28/97       $ 92.5                           0.61%

 Industrial Materials ((pound))           2/28/97        97.9                            0.60

 Insurance ((pound))                      2/28/97        33.8                            0.61

 Leisure ((pound))                        2/28/97        106.5                           0.60

 Medical Delivery ((pound))               2/28/97        216.3                           0.60

 Multimedia ((pound))                     2/28/97        85.1                            0.60

 Natural Gas ((pound))                    2/28/97        113.0                           0.60

 Natural Resources ((pound))              2/28/98**      2.6                             0.60(dagger)

 Paper and Forest Products ((pound))      2/28/97        32.3                            0.60

 Precious Metals and Minerals             2/28/97        332.0                           0.60
((pound))

 Regional Banks ((pound))                 2/28/97        416.8                           0.61

 Retailing ((pound))                      2/28/97        221.9                           0.60

 Software and Computer                    2/28/97        421.4                           0.60
Services ((pound))

 Technology ((pound))                     2/28/97        463.1                           0.60

 Telecommunications ((pound))             2/28/97        476.9                           0.60

 Transportation ((pound))                 2/28/97        12.6                            0.41*

 Utilities Growth ((pound))               2/28/97        238.2                           0.60

Magellan ((pound))                        3/31/97        54,132.7                        0.45

Large Cap Stock ((pound))                 4/30/97        100.3                           0.53

Mid Cap Stock ((pound))                   4/30/97        1,528.2                         0.70

Small Cap Stock ((pound))                 4/30/97        548.6                           0.55

Advisor Focus Funds:

 Consumer: ((pound))

  Class A                                 7/31/97**      0.7                             0.61(dagger)

  Class T                                 7/31/97**      3.1                             0.61(dagger)

  Class B                                 7/31/97**      0.2                             0.61(dagger)

  Institutional Class                     7/31/97**      1.1                             0.61(dagger)

 Cyclical: ((pound))

  Class A                                 7/31/97**      0.2                             0.61(dagger)

  Class T                                 7/31/97**      0.8                             0.61(dagger)

  Class B                                 7/31/97**      0.1                             0.61(dagger)

  Institutional Class                     7/31/97**      5.1                             0.61(dagger)

 Financial Services: ((pound))

  Class A                                 7/31/97**      2.1                             0.61(dagger)

  Class T                                 7/31/97**      15.1                            0.61(dagger)

  Class B                                 7/31/97**      1.6                             0.61(dagger)

  Institutional Class                     7/31/97**      1.7                             0.61(dagger)

Advisor Focus Funds
(continued):

 Health Care: ((pound))

  Class A                                 7/31/97**     $ 2.2                            0.61(dagger)%

  Class T                                 7/31/97**      15.7                            0.61(dagger)

  Class B                                 7/31/97**      1.1                             0.61(dagger)

   Institutional Class                    7/31/97**      1.7                             0.61(dagger)

 Technology: ((pound))

  Class A                                 7/31/97**      2.7                             0.61(dagger)

  Class T                                 7/31/97**      17.7                            0.61(dagger)

  Class B                                 7/31/97**      0.7                             0.61(dagger)

  Institutional Class                     7/31/97**      1.2                             0.61(dagger)

 Utilities Growth: ((pound))

  Class A                                 7/31/97**      0.3                             0.61(dagger)

  Class T                                 7/31/97**      2.8                             0.61(dagger)

  Class B                                 7/31/97**      0.3                             0.61(dagger)

  Institutional Class                     7/31/97**      1.6                             0.61(dagger)




(a) All fund data are as of the fiscal year end noted in the chart or as of April 30, 1997, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
** Less than a complete fiscal year
((Rex-all)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far
East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund. ((sigma)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIAL U.K., with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
((oval)) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund. ((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.

AFO-pxs-0797 CUSIP #315918706 / FUND #185
 CUSIP #315918656 / FUND #190
 CUSIP #315918805 / FUND #195
 CUSIP #315918888 / FUND #205
 CUSIP #315918870 / FUND #184
 CUSIP #315918714 / FUND #234
 CUSIP #315918862 / FUND #194
 CUSIP #315918854 / FUND #204
 CUSIP #315918813 / FUND #183
 CUSIP #315918698 / FUND #163
 CUSIP #315918797 / FUND #193
 CUSIP #315918789 / FUND #273
 CUSIP #315918847 / FUND #177
 CUSIP #315918680 / FUND #164
 CUSIP #315918839 / FUND #191
 CUSIP #315918821 / FUND #271
 CUSIP #315918771 / FUND #187
 CUSIP #315918672 / FUND #197
 CUSIP #315918763 / FUND #192
 CUSIP #315918755 / FUND #202
 CUSIP #315918748 / FUND #186
 CUSIP #315918664 / FUND #189
 CUSIP #315918730 / FUND #196
 CUSIP #315918722 / FUND #206
 CUSIP #315918607 / FUND #252
 CUSIP #315918409 / FUND #654
 CUSIP #315918102 / FUND #175
 CUSIP #315918508 / FUND #655


Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR OVERSEAS FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VII: Fidelity Advisor Overseas Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 10:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE


Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as           [  ]FOR all nominees    [  ]            1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis, Robert    listed (except as         WITHHOLD
     M. Gates, Edward C. Johnson 3d, E. Bradley Jones,       marked to the contrary    authority to
     Donald J. Kirk, Peter S. Lynch, William O. McCoy,       below).                   vote for all
     Gerald C. McDonough, Marvin L. Mann, Robert C.                                    nominees.
     Pozen, and Thomas R. Williams. (INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S)
     ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.             FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company.

6.    To adopt a new fundamental investment policy for                FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      each fund to permit each fund to invest all of its assets
      in another open-end investment company with
      substantially the same investment objective and
      policies.

7.    To approve an amended Management Contract for                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   7.
      Overseas Fund.

8.    To approve a new Sub-Advisory Agreement with                    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   8.
      Fidelity Investments Japan Limited for Overseas
      Fund.

9.    FOR CLASS T ONLY:  To amend the Class T Distribution            FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   9.
      and Service Plan for Overseas Fund.

10.   To approve an agreement and plan providing for the              FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   10.
      reorganization of Overseas Fund.

11.   To amend Overseas Fund's fundamental investment                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   11.
      limitation concerning diversification to exclude
      investments in other investment companies from the
      limitation.

12.   To amend Overseas Fund's fundamental investment                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   12.
      limitation concerning borrowing.

13.   To amend Overseas Fund's fundamental investment                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   13.
      limitation concerning the underwriting of securities.

14.   To amend Overseas Fund's fundamental investment                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   14.
      limitation concerning the concentration of its
      investments in a single industry.




AO-PXC-0797                                         cusip #315918607/fund
#252H
    cusip #315918409/fund #654H
    cusip #315918102/fund #175H
    cusip #315918508/fund #655H

Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR CONSUMER INDUSTRIES FUND, FIDELITY ADVISOR CYCLICAL INDUSTRIES FUND, FIDELITY ADVISOR FINANCIAL SERVICES FUND, FIDELITY ADVISOR HEALTH CARE FUND, FIDELITY ADVISOR TECHNOLOGY FUND, AND FIDELITY ADVISOR UTILITIES GROWTH FUND
PROXY SOLICITED BY THE TRUSTEES
   The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VII which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 10:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE




Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as           [  ]FOR all nominees    [  ]            1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis, Robert    listed (except as         WITHHOLD
     M. Gates, Edward C. Johnson 3d, E. Bradley Jones,       marked to the contrary    authority to
     Donald J. Kirk, Peter S. Lynch, William O. McCoy,       below).                   vote for all
     Gerald C. McDonough, Marvin L. Mann, Robert C.                                    nominees.
     Pozen, and Thomas R. Williams. (INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S)
     ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.             FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company.

6.    To adopt a new fundamental investment policy for                FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      each fund to permit each fund to invest all of its assets
      in another open-end investment company with
      substantially the same investment objective and
      policies.




AF-PXC-0797
(PHOTO_OF_EDWARD_C_JOHNSON_3D)PROXY MATERIALS
I M P O R T A N T
PLEASE CAST YOUR VOTE NOW!
Dear Fidelity Advisor Funds Shareholder:
On September 17, 1997, a special shareholder meeting of the following Fidelity Advisor Funds will be held:
(small solid bullet) Overseas Fund (Class A, Class B, Class T, and Institutional Class)
(small solid bullet) Consumer Industries Fund (Class A, Class B, Class T, and Institutional Class)
(small solid bullet) Cyclical Industries Fund (Class A, Class B, Class T, and Institutional Class)
(small solid bullet) Financial Services Fund (Class A, Class B, Class T, and Institutional Class)
(small solid bullet) Health Care Fund (Class A, Class B, Class T, and Institutional Class)
(small solid bullet) Technology Fund (Class A, Class B, Class T, and Institutional Class)
(small solid bullet) Utilities Growth Fund (Class A, Class B, Class T, and Institutional Class)
THIS PACKAGE CONTAINS A SEPARATE VOTING CARD FOR EACH FUND YOU OWN. IF THERE IS MORE THAN ONE CARD IN YOUR PACKAGE, IT IS IMPORTANT THAT YOU VOTE EACH CARD.
The matters to be discussed are important, and directly affect your investment. As a shareholder, you cast one vote for each share and fractional votes for fractional shares of each fund you own. YOU MAY THINK YOUR VOTE IS INSIGNIFICANT, BUT EVERY VOTE IS EXTREMELY IMPORTANT. We must continue sending requests to vote until a majority of the shares are voted prior to the meeting. Additional mailings are expensive, and these costs are charged directly to the funds.
The enclosed Proxy Statement details the proposals under consideration. A list of the issues can be found beginning on the first page of the Proxy Statement. In addition, we have attached a Q&A to assist you in understanding the proposals that may require your vote. After you have read the material, please cast your vote promptly by signing and returning the enclosed proxy card(s). It is important that you sign your proxy card exactly as your name appears in the registration of the proxy card. A postage-paid envelope has been provided. Your time will be well spent, and you will help save the cost of additional mailings.
These proposals have been carefully considered by the Board of Trustees, which is responsible for protecting your interests as a shareholder. THE BOARD OF TRUSTEES BELIEVES THESE PROPOSALS ARE FAIR AND REASONABLE, AND RECOMMENDS THAT YOU APPROVE THEM. If you have any questions about any of the proposals, please do not hesitate to contact Fidelity Client Services at 800-522-7297.
Remember, this is your opportunity to voice your opinion on matters affecting your fund or funds. YOUR PARTICIPATION IS EXTREMELY IMPORTANT NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.
Thank you. We appreciate your prompt attention.
Sincerely,
Edward C. Johnson 3d
Chairman and Chief Executive Officer
Important Information to Help You Understand the Proposals That You Are Being Asked to Vote On.
PLEASE READ THE FULL TEXT OF THIS PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED UPON. YOUR VOTE IS IMPORTANT. IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS PLEASE CALL CLIENT SERVICES AT 800-522-7297. WE APPRECIATE YOU PLACING YOUR TRUST IN THE FIDELITY ADVISOR FUNDS AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS.
WHAT ARE THE BENEFITS OF THE DOLLAR-BASED VOTING RIGHTS PROPOSAL TO
SHAREHOLDERS?
The proposed amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be measured by the value of the shareholder's dollar investment rather than by the number of shares held.
WHY IS OVERSEAS FUND ADOPTING AN INVESTMENT POLICY TO PERMIT THE FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SIMILAR INVESTMENT OBJECTIVES AND POLICIES?
This proposal will allow Overseas Fund to implement a "master-feeder" fund structure that allows "feeder" funds to invest all of their assets in a single "master" fund. The purpose of this structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. While neither the Board of Trustees nor FMR has determined that Overseas Fund should invest in a Master Fund, the Trustees believe it could be in the best interests of Overseas Fund to adopt such a structure at a future date.
WHY IS OVERSEAS FUND PROPOSING TO ADOPT AN AMENDED MANAGEMENT CONTRACT?
The amended contract modifies the management fee that FMR receives by providing for lower fees when FMR's assets under management exceed certain levels (the Group Fee Rate). The amended contract will result in a management fee that is the same as, or lower than, the fee payable under the Present Management Contract. Overseas Fund is also requesting approval to modify the performance adjustment calculation. The Board of Trustees believes that the existing management fee structure is fair and reasonable and that the proposed modifications to the management fees are in the best interest of the fund's shareholders.
WHAT IS THE IMPACT OF OVERSEAS FUND CHANGING ITS MANAGEMENT FEE
CALCULATION?
The Group Fee Rate modification will provide for lower fees when FMR's assets under management exceed certain levels. The performance calculation will be based on the asset-weighted average performance of all classes of the fund, rather than the worst performing class of the fund, and will generally lead to higher performance fees being paid. This will avoid distortions that currently arise from differing class-level expenses, which are unrelated to the investment management of the fund. When the present contract was adopted in 1992, the fund had one class of shares, Class T. The contract did not contemplate the introduction of additional classes. A performance adjustment is meant to unite the interests of the investment advisor and shareholders in achieving performance superior to the Index. WHY IS OVERSEAS FUND PROPOSING TO AMEND ITS DISTRIBUTION AND SERVICE PLAN ON CLASS T SHARES?
The amended Class T Distribution and Service Plan would be identical to the current plan, with the exception of calculating the daily net assets of the fund. Under the current plan, net assets for purposes of calculating the distribution fee exclude assets attributable to shares held for more than 144 months. The new plan will no longer exclude shares held more than 144 months when calculating the distribution fee. When the 144-month limitation was introduced by FDC and the Board of Trustees in the 1980s, expense limitations were limited by the National Association of Securities Dealers, Inc. (NASD) to front-end sales charges only. The 144-month limitation was intended to result in a limit on total distribution charges (front-end sales charges plus 12b-1 fees) comparable to the front-end sales charge limit then imposed by the NASD. During 1993, however, the NASD established a combined limit on mutual fund sales charges AND distribution expenses. The NASD Rule has become the industry standard for restricting distribution charges.
WHY IS OVERSEAS FUND PROPOSING TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN FIJ AND FMR?
The proposal will permit FMR not only to receive investment advice and research services but also to grant FIJ investment management authority. The Board of Trustees believes that FMR will have increased flexibility in portfolio manager assignments and the fund will gain access to managers located abroad who may have more specialized expertise with respect to local companies and markets. The Proposed Agreement will not affect fees paid by the fund to FMR.
WHY IS OVERSEAS FUND REORGANIZING FROM ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER?
The fund is presently organized as a series of Fidelity Advisor Series VII, a Massachusetts business trust, which has seven series of shares or funds. The Board of Trustees unanimously recommends reorganization of Overseas Fund to a newly-established series of Fidelity Advisor Series VIII. The proposed change will consolidate and streamline production and mailing of shareholder reports and legal documents and have no material effect on shareholders or management of the fund.
WILL THE AMENDMENT TO CHANGE OVERSEAS FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION AFFECT MY FUND'S INVESTMENT OBJECTIVE?
No. The Board of Trustees believes that this proposal is in the best interest of Overseas Fund's shareholders, and will not affect the fund's investment philosophy. The proposal will allow the fund to invest without limit in the securities of other investment companies.
WHAT DO THE PROPOSALS REGARDING ADOPTION OF STANDARD INVESTMENT LIMITATIONS IMPLY FOR OVERSEAS FUND?
The purpose of proposals 11 through 14 is to revise several of Overseas Fund's investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. It is not anticipated that these proposals will substantially affect the way the fund is currently managed. WHAT ABOUT THE OTHER PROPOSALS IN THIS PROXY?
The other proposals that require your vote have been unanimously approved by each fund's Board of Trustees. Proposals regarding the election of a new Board of Trustees and the ratification of the selection of Coopers & Lybrand L.L.P. and Price Waterhouse LLP as independent accountants of the trust are explained clearly in the Proxy Statement. If you have any questions regarding these, or any of the aforementioned proposals, please call Fidelity Client Services at 800-522-7297.
HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?
Yes. The Board of Trustees of each fund has unanimously approved all of the proposals, and recommends that you vote to approve each one.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity Client Services at 800-522-7297.

(registered trademark)
AFO-PXL-0797

IMPORTANT PROXY MATERIALS
ARE ON THE WAY TO YOUR CLIENTS RIGHT NOW!
Dear Investment Professional:
On September 17, 1997, there will be a Special Meeting of Shareholders of the following Fidelity Advisor Funds:
(solid bullet) (solid bullet)Overseas Fund (Class A, Class B, Class T, and Institutional Class)
(solid bullet) Consumer Industries Fund (Class A, Class B, Class T, and Institutional Class)
(solid bullet) Cyclical Industries Fund (Class A, Class B, Class T, and Institutional Class)
(solid bullet) Financial Services Fund (Class A, Class B, Class T, and Institutional Class)
(solid bullet) Health Care Fund (Class A, Class B, Class T, and Institutional Class)
(solid bullet) Technology Fund (Class A, Class B, Class T, and Institutional Class)
(solid bullet) Utilities Growth Fund (Class A, Class B, Class T, and Institutional Class)
The enclosed Proxy Statement details the proposals pertaining to these funds. A copy of the shareholder letter being mailed to your clients who hold shares in these funds is also enclosed.
We have also enclosed a Q&A to assist you in understanding the proposals that will require voting. If you have any questions about this proxy after reading the letter, Proxy Statement, and Q&A, please call your Fidelity representative at 800-522-7297.
We appreciate your support, and look forward to serving you in any way we can.
Sincerely,
Edward C. Johnson 3d
Chairman and Chief Executive Officer
This letter is intended for investment professional use only, and may not be reproduced or shown to the public in oral or written form as sales material.